SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

ARTHROCARE CORPORATION

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ARTHROCARE CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 29, 2008

TO THE STOCKHOLDERS:

Notice is hereby given that the 2008 Annual Meeting of Stockholders of ArthroCare Corporation, a Delaware corporation (the “Company”), is to be held on Thursday, May 29, 2008 at 9:00 a.m., local time, at Barton Creek Country Club, 8212 Barton Club Drive, Austin, TX 78735, for the following purposes:

(1)	To elect seven directors of the Company to hold office until the next annual meeting or until their successors are duly elected and qualified.

(2)	To approve the amendment of the Company’s Amended and Restated 2003 Incentive Stock Plan to, among other modifications, increase the number of shares of common stock reserved for issuance thereunder by 1,200,000 shares.

(3)	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year.

(4)	To transact such other business as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on Monday, April 28, 2008 are entitled to vote at the Annual Meeting.

All stockholders are cordially invited to attend our Annual Meeting in person. However, to assure your representation at our Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending our Annual Meeting may vote in person even if such stockholder has returned a proxy.

By Order of The Board of Directors

Michael A. Baker
President and Chief Executive Officer

Austin, Texas

April 29, 2008

IMPORTANT NOTICE

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, AND DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU RETURNED A PROXY.

ARTHROCARE CORPORATION

PROXY STATEMENT

2008 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of ArthroCare Corporation, a Delaware corporation (the “Company”), for use at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”), which is to be held Thursday, May 29, 2008 at 9:00 a.m., local time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at Barton Creek Country Club, 8212 Barton Club Drive, Austin, TX 78735. The Company’s principal executive offices are located at 7500 Rialto Blvd., Building Two, Suite 100, Austin, TX 78735. The Company’s telephone number is (512) 391-3900.

This proxy statement and accompanying proxy card is to be mailed on or about May 8, 2008 to stockholders entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 29, 2008:

This Proxy Statement and the 2007 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com.

PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders and on page two of this Proxy Statement. In addition, each proposal is described in more detail in the sections entitled “Proposal No. 1,” “Proposal No. 2,” and “Proposal No. 3” to this Proxy Statement. Other business as may properly come before the meeting may also be transacted at the Annual Meeting or any adjournment or postponement thereof.

INFORMATION CONCERNING SOLICITATION AND VOTING RECORD DATE AND VOTING SECURITIES

Stockholders of record at the close of business on Monday, April 28, 2008 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. The Company has one series of common shares outstanding, designated common stock. As of the Record Date, there were 26,627,468 shares of the Company’s common stock, $0.001 par value, issued and outstanding and held of record by 245 stockholders.

VOTING, QUORUM, ABSTENTIONS, AND BROKER NON-VOTES

Each stockholder is entitled to one vote for each share of common stock held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors (Proposal No. 1). A plurality of the votes cast that are present in person or represented by proxy at the Annual Meeting is required for the election of directors (Proposal No. 1). For all other proposals, the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting is required for approval. For purposes of the election of directors (Proposal No. 1), neither withheld votes nor broker non-votes will have any effect on the outcome of the vote. For all other proposals, abstentions will have the same practical effect as votes against these proposals, because they represent shares that are present but not votes that are cast. Broker non-votes will not have any effect on the outcome of the vote.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of common stock issued and outstanding on the Record Date and entitled to vote at the Annual Meeting, present in person or represented by proxy. Abstentions, withheld votes and broker non-votes (which occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum. If a quorum is not present or represented, then either the chairman of the Annual Meeting or the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, will have the power to adjourn the Annual Meeting without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.

PROXIES IN THE ACCOMPANYING FORM THAT ARE PROPERLY EXECUTED AND RETURNED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY. ANY PROPERLY EXECUTED PROXY ON WHICH THERE ARE NO INSTRUCTIONS INDICATED ABOUT A SPECIFIED PROPOSAL WILL BE VOTED AS FOLLOWS:

(I)	FOR THE ELECTION OF THE SEVEN PERSONS NAMED IN THIS PROXY STATEMENT AS THE BOARD OF DIRECTORS’ NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

(II)	TO APPROVE THE AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN TO, AMONG OTHER MODIFICATIONS, INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 1,200,000 SHARES.

(III)	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2008 FISCAL YEAR.

NO BUSINESS OTHER THAN THAT SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS IS EXPECTED TO COME BEFORE THE ANNUAL MEETING. SHOULD ANY OTHER MATTER REQUIRING A VOTE OF STOCKHOLDERS PROPERLY ARISE, THE PERSONS NAMED IN THE PROXY WILL VOTE THE SHARES THEY REPRESENT AS THE BOARD OF DIRECTORS MAY RECOMMEND. THE PERSONS NAMED IN THE PROXY MAY ALSO, AT THEIR DISCRETION, VOTE THE PROXY TO ADJOURN THE ANNUAL MEETING.

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

SOLICITATION OF PROXIES

The cost of soliciting proxies will be borne by the Company. The Company may retain Georgeson Shareholder Communications, Inc., a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at an estimated cost of $10,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or telegram. The Company has excluded fees for attorneys, accountants, public relations or financial advisors, solicitors, advertising, printing, transportation, litigation and other costs incidental to the solicitation by the amount normally expended for a solicitation for an election of directors in the absence of a contest, a proposed increase to the number of shares of common stock reserved for issuance under an incentive benefit plan and ratification of a company’s independent registered public accounting firm, and costs represented by salaries and wages of regular employees and officers.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders who intend to present a proposal for inclusion in the Company’s proxy materials for the 2009 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 must submit the proposal to the Company no later than December 30, 2008. Stockholders are also advised to review the Company’s bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Stockholders wishing to nominate director candidates should read the section entitled “Board Meetings and Committees—Nominating and Corporate Governance Committee.”

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one (1) copy of this Proxy Statement and our Annual Report may be sent to multiple stockholders residing in a single household. We will promptly deliver another copy of either document to any stockholder who contacts our Company’s Investor Relations Department at (512) 391-3900 or by mail addressed to Investor Relations, ArthroCare Corporation, 7500 Rialto Blvd., Building Two, Suite 100, Austin, Texas 78735, requesting such copies. If stockholders are receiving multiple copies of our Proxy Statement and Annual Report at such stockholders’ household and would instead like to receive only a single copy of our Proxy Statement and Annual Report at such stockholders’ household in the future, stockholders should contact their broker, other nominee record holder, or our Investor Relations Department at the telephone number or address provided above to request mailing of a single copy of the Proxy Statement and Annual Report.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company’s common stock as of February 29, 2008 by:

•	each of the Company’s directors,

•	each Named Executive Officer, or NEO, as defined and named in the Summary Compensation Table appearing herein,

•	all directors and executive officers of the Company as a group, and

•

each person known by the Company to beneficially own more than 5 percent of the Company’s common stock (based on information supplied in Schedules 13D and 13G filed with the Securities and Exchange Commission).

The address for all executive officers and directors is c/o ArthroCare Corporation, 7500 Rialto Blvd., Building Two, Suite 100, Austin, Texas 78735.

Name	Common Stock Beneficially Owned Excluding Options Exercisable Within 60 Days of February 29, 2008	Stock Options Exercisable Within 60 Days of February 29, 2008	Total Common Stock Beneficially Owned (1)	Approximate Percentage of Class Owned (2)
FMR LLC (3)	4,419,970	—	4,419,970	15.8%
Capital Research Global Investors (4)	2,902,000	—	2,902,000	10.4%
Entities affiliated with Neuberger Berman Inc.(5)	2,760,928	—	2,760,928	10.4%
Entities affiliated with Barclays Global Investors, NA. (6)	1,522,427	—	1,522,427	5.5%
Entities affiliated with AXA Financial, Inc. (7)	1,425,639	—	1,425,639	5.1%

Board of Directors
Michael A. Baker (8)	46,439	631,931	678,370	2.6%
Barbara D. Boyan, Ph.D.	4,500	66,250	70,750	*
David F. Fitzgerald	6,000	76,250	82,250	*
James G. Foster	6,000	91,250	97,250	*
Terrence E. Geremski	3,301	8,125	11,426	*
Tord B. Lendau	6,000	106,250	112,250	*
Peter L. Wilson (9)	10,951	106,250	117,201	*

Executive Officers				*
Michael Gluk	6,331	87,999	94,330	*
Richard A. Christensen	11,488	145,791	157,279	*
John H. Giroux	10,711	111,891	122,602	*
John Raffle	21,588	20,368	41,956	*
All directors and executive officers as a group (11 persons)	133,309	1,452,355	1,585,664	6.0%

*	Represents less than 1% of the Company’s outstanding common stock.
(1)	Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.
(2)

The applicable percentage ownership for Board members and NEOs is based on 26,601,267 shares of common stock outstanding as of February 29, 2008 together with applicable options for such stockholder. The applicable percentage ownership for the beneficial owners listed in the table is based on the number of outstanding shares as of December 31, 2007, as indicated in the relevant 13G filings described in footnotes 3 through 7 below. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares. Shares of common stock subject to the options currently exercisable, or exercisable within 60 days of February 29, 2008, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)	As reported in a Schedule 13G filed on February 14, 2008 by FMR LLC, or FMR, as of December 31, 2007, FMR had the sole power to vote or direct the vote of 558,620 shares and the sole power to dispose or to direct the disposition of 4,419,970 shares. FMR’s address is 82 Devonshire Street, Boston, Massachusetts 02109.
(4)	As reported in a Schedule 13G filed on January 10, 2008 by Capital Research Global Investors, or CRGI, as of December 31, 2007, CRGI had the sole power to vote or direct the vote of 2,902,000 shares. CRGI’s address is 333 South Hope Street, Los Angeles, California 90071.
(5)	As reported in a Schedule 13G filed on March 10, 2008, pursuant to the joint filing agreement with respect to Schedule 13G, as of February 29, 2008, Neuberger Berman (NB) had the sole power to vote or direct the vote of 10,154 shares, the shared power to vote or direct the vote of 2,324,254 shares and the shared power to dispose or to direct the disposition of 2,760,928 shares. Neuberger Berman’s address is 605 Third Avenue, New York, New York 10158.
(6)	As reported in a Schedule 13G filed on February 5, 2008 by Barclays Global Investors, NA., Barclays Global Fund Advisors, Barclays Global Investors, Ltd, Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Global Investors Australia Limited and Barclays Global Investors (Deutschland) AG, (collectively, “Barclays”) pursuant to the joint filing agreement with respect to Schedule 13G, as of December 31, 2007, Barclays had the sole power to vote or direct the vote of 1,170,879 shares and the sole power to dispose or to direct the disposition of 1,522,427 shares. Barclays’ address is 45 Fremont Street, San Francisco, California 94105.
(7)	As reported in a Schedule 13G filed on February 14, 2008 by AXA Financial, Inc, AXA Assurances I.A.R.D Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle, and AXA (collectively, “AXA Financial”), pursuant to the joint filing agreement with respect to Schedule 13G, as of December 31, 2007, AXA Financial had the sole power to vote 1,146,779 shares and the sole power to dispose or to direct the disposition of 1,264,890 shares. AXA Financial’s address in the United States is 1290 Avenue of the Americas, New York, New York 10104.
(8)	Mr. Baker, the Chief Executive Officer, is also considered a Named Executive Officer.
(9)	As of February 29, 2008, Mr. Wilson indirectly owned 2,500 shares through his wife and children. Mr. Wilson does not have sole investment and voting power over such shares and disclaims beneficial ownership to such shares, except to the extent of his pecuniary interest therein. In addition, he has sole power to vote or direct the vote of 2,475 shares that he purchased on the open market.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

NOMINEES

The Company’s Board of Directors currently consists of seven members. Directors are elected at each annual meeting and hold office until their successors are duly elected and qualified at the next annual meeting. Our bylaws authorize seven members of the Board of Directors. The Board of Directors has nominated the seven individuals listed below (each of whom is a current director) for election as directors at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them at the Annual Meeting for the seven nominees listed below. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable to or will decline to serve as a director. The proxies cannot be voted for a greater number of persons than the number of nominees nominated. If stockholders nominate additional persons for election as directors, the proxy holder will vote all proxies received by him to assure the election of as many of the Board of Directors’ nominees as possible, with the proxy holder making any required selection of specific nominees to be voted for. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until that person’s successor has been elected.

VOTE REQUIRED

The seven nominees receiving the highest number of affirmative votes of the outstanding shares of common stock present in person or represented by proxy and entitled to vote shall be elected as directors of the Company to serve until the next annual meeting of stockholders or their successors have been duly elected and qualified.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES NAMED IN THIS PROPOSAL NO. 1.

DIRECTOR NOMINEES

Set forth below is information regarding each nominee for election to our Board of Directors, including his or her age as of February 29, 2008, his or her positions and offices held with the Company and certain biographical information:

Name of Nominee	Age	Position and Offices Held in the Company	Director Since
Michael A. Baker	48	President and Chief Executive Officer, Director	June 1997
Barbara D. Boyan, Ph.D. (1) (2)	59	Director	March 2005
David F. Fitzgerald (2) (3)	74	Director	April 2003
James G. Foster (1) (2)	61	Director	August 2002
Terrence E. Geremski (3)	59	Director	December 2006
Tord B. Lendau (1) (3)	51	Director	June 2001
Peter L. Wilson (2) (3)	63	Director	June 2001

(1)	Member of Nominating and Corporate Governance Committee
(2)	Member of Compensation Committee
(3)	Member of Audit Committee

There are no family relationships among any directors or executive officers of the Company.

Michael A. Baker has served as President, Chief Executive Officer and a director of the Company since June 1997. From 1989 to 1997, Mr. Baker held several positions in planning, corporate development and senior management at Medtronic, Inc., a multi-billion dollar medical technology company specializing in implantable and invasive therapies. His most recent position at Medtronic, Inc., was Vice President, General Manager of Medtronic’s Coronary Vascular Division. Since September 2003, Mr. Baker has served as a director of Conceptus, Inc. Mr. Baker holds a B.S. from the United States Military Academy at West Point and an M.B.A. from the University of Chicago.

Barbara D. Boyan, Ph.D. became a director of the Company in March 2005. From 2002, Dr. Boyan has been a Professor in the Wallace H. Coulter Department of Biomedical Engineering at Georgia Tech and Emory University, Georgia Institute of Technology in Atlanta, Georgia. During the same timeframe, Dr. Boyan has also held the Price Gilbert, Jr. Chair in Tissue Engineering at the Georgia Institute of Technology and Dr. Boyan has been Deputy Director for Research, Georgia Tech/Emory Center for Engineering of Living Tissues, Georgia Institute of Technology. From 1981 to 2002, Dr. Boyan was Professor and Vice Chair for Research, Department of Orthopedics at the University of Texas Health Science Center at San Antonio, San Antonio, Texas, where she also served as Director, Industry University Cooperative Research Center and Director, Center for the Enhancement of the Biology/Biomaterials Interface. Dr. Boyan was a founder of two orthopedic device companies: Osteobiologics, Inc., which was acquired by Smith & Nephew and Orthonics, Inc., which was acquired by Carticept Medical, Inc., both in 2006. She is also co-founder of a cell therapy company, SpherIngenics, Inc., which develops technologies for stem cell delivery, and a dental materials company, Denticure. Both companies are located in Atlanta, GA. Dr. Boyan is a consultant to several companies, including: MedShape Solutions, Inc.; DePuy; Zimmer, Inc.; Biomet; Exactech, Inc.; Musculoskeletal Transplant Foundation; Spineology, Inc.; and Institut Straumann AG. She became a Director of IsoTis OrthoBiologics, Inc. in 2006, which was acquired by Integra in 2007, and of Carticept Medical in 2007. These companies focus on a variety of biomedical technologies, including, among other things, bone graft substitutes, cartilage repair and electromagnetic fields, and dental implant materials. Dr. Boyan has also served on the board of directors of various charitable and non-profit organizations, and educational institutions, including the International Conferences on the Chemistry and Biology of Mineralized Tissue, the International Conferences on the Growth Plate and the Dentistry Division of the American Association for the Advancement of Science. Dr. Boyan is a member of the following committees of the American Academy of Orthopedic Surgeons: Women’s Health Initiatives; Orthopedic Device Forum and Biologic Implants; she is a former chair of the

Orthopedic Device Panel for the FDA; and she now serves on the Medical Care Advisory Council for CMS. Dr. Boyan holds a B.A., M.A. and Ph.D. in biology from Rice University. In 2008 she was recognized by Rice University as Alumni of the Year.

David F. Fitzgerald became a director of the Company in April 2003. Mr. Fitzgerald spent twenty-five years in management positions at Pfizer, Inc., serving as President and Chief Executive Officer of its Howmedica division during his last fifteen years with the company, prior to retiring in 1996. Mr. Fitzgerald also serves on the boards of LifeCell Corporation and Orthovita, Inc. He holds a B.S. from American International College and a M.B.A. from New York University.

James G. Foster became a director of the Company in August 2002. From December 1994 until he retired in June 2001, Mr. Foster was Vice President and General Manager of Medtronic Heart Valves, a division of Medtronic, Inc. From February 1984 to December 1994, Mr. Foster held various positions at Medtronic, including Vice President of Cardiac Surgery Sales & Strategic Planning in 1994, Vice President and General Manager of Medtronic Neurological Implantables from 1992 to 1994, Vice President and General Manager of Medtronic Interventional Vascular from 1990 to 1992 and Vice President and General Manager of Medtronic Blood Systems from 1983 to 1989. Since March 1995, Mr. Foster is also a director of LifeCell Corporation, a company engaged in the development and commercialization of biological products to repair and replace damaged human tissue. He holds a master’s degree in management from the Sloan School at MIT and a B.S. from St. Joseph’s University in Philadelphia.

Terrence E. Geremski became a director of the Company in December 2006. Most recently, from 2001 to 2006, he served as the Senior Vice President Finance and Chief Financial Officer of Carpenter Technology Corporation, a publicly traded international manufacturer and distributor of specialty metals, including metals for use in medical applications. From 1992 to 2000 he served as Executive Vice President and Chief Financial Officer as well as a Board member of Guilford Mills, Inc. a North Carolina based publicly traded international textile company. From 1979 to 1991, Mr. Geremski served as Vice President and Controller and in various other management positions for Varity Corporation, the diversified successor company to Massey-Ferguson. His experience also includes service as an auditor and tax manager with Price Waterhouse in Chicago and Toledo, Ohio where he had significant experience as an auditor of publicly traded companies. Mr. Geremski holds a B.B.A. in accounting from the University of Toledo and an M.B.A. in finance from The Ohio State University. He is also a CPA in Illinois and Ohio and a current member of the AICPA and the Financial Executives Institute. In addition, Mr. Geremski has served on numerous not-for-profit and community service organizations in executive positions.

Tord B. Lendau became a director of the Company in June 2001. At present, and since November of 2006, he has been the General Manager of Sandvik MedTech; a contract manufacturer in the Medical Devices area. From 2002 to 2006, Mr. Lendau was the Chief Executive Officer of Artimplant AB, a biomaterials company listed on the O-list of the Stockholm Stock Exchange. From 1998 to 2002, Mr. Lendau was President of Noster Systems AB, a medical device company developing a system to detect the bacteria that causes stomach ulcers. From 1997 to 1998, he acted as President of ArthroCare Europe AB, overseeing the start-up of its international operations. Mr. Lendau was Vice President and General Manager of Medtronic/Synectics from 1996 to 1997 after the acquisition of Synectics Medical AB by Medtronic, Inc. Prior to this acquisition, from 1991 to 1996, Mr. Lendau was the CEO of Synectics Medical AB, a Swedish public company. Mr. Lendau studied in M.Sc. at Linköping University and has a B.S. degree in Electronics.

Peter L. Wilson became a director of the Company in June 2001. Mr. Wilson currently serves on the board of directors of Conceptus, Inc. a marketer of the Essure permanent birth control device. Mr. Wilson was President and Chief Executive Officer of Patient Education Systems from 1995 to 1998. Between 1992 and 1994, Mr. Wilson was an independent consultant in healthcare business development and marketing. From 1972 to 1992, Mr. Wilson worked for Proctor & Gamble/Richardson Vicks, where he held various positions, including President of Richardson Vicks, Vice President/General Manager of Proctor & Gamble Vicks Healthcare,

President/General Manager of the Vidal Sassoon Division and President/General Manager of the Personal Care Division. Mr. Wilson holds an M.B.A. in marketing from Columbia University and a B.A. from Princeton University.

BOARD MEETINGS AND COMMITTEES

The Board of Directors of the Company held eight meetings during the year ended December 31, 2007 (the “Last Fiscal year”). The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. From time to time, the Board of Directors has created other ad hoc committees for special purposes. The Board of Directors has established an ad hoc transaction committee. The Board of Directors has determined that Messrs. Fitzgerald, Foster, Landau, Geremski, and Wilson and Dr. Boyan, which individuals constitute a majority of the Board of Directors, are independent under the NASDAQ listing standards.

Audit Committee. During the first six months of the Last Fiscal year the Audit Committee consisted of Messrs. Widman, Geremski, Fitzgerald and Wilson. During the last six months of the Last Fiscal year, the Audit Committee consisted of Messrs. Fitzgerald, Geremski, Lendau and Wilson. The Audit Committee is responsible for, among other duties, reviewing the Company’s internal audit and accounting processes, reviewing the results and scope of the audit and other services provided by the Company’s independent registered public accounting firm and reviewing and discussing audited financial statements, management’s assessment of internal control over financial reporting under Section 404 of the Sarbanes Oxley Act of 2002 and other accounting matters with the management of the Company. During the Last Fiscal year, the Audit Committee held ten meetings during which they reviewed and discussed financial presentations and related matters. The Audit Committee also met with the Company’s independent registered public accounting firm to discuss the audit for the Last Fiscal year.

Our Board of Directors has determined that the five members who have served on the Audit Committee during the Last Fiscal year, Messrs. Fitzgerald, Geremski, Lendau, Widman and Wilson, who with the exception Mr. Widman are also the current members of the Audit Committee, are independent under Securities and Exchange Commissions (“SEC”) rules and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules. Furthermore, the Board has determined that Messrs. Widman and Geremski are “audit committee financial experts” under SEC rules and have accounting or related financial expertise under NASDAQ listing standards. No current member of the Audit Committee serves on more than three audit committees of publicly-held companies.

The Company has adopted an Audit Committee Charter. Our Audit Committee Charter is available on our website at www.arthrocare.com. We intend to post all amendments, if any, to our Audit Committee Charter on our website.

Compensation Committee. During the first six months of the Last Fiscal year the Compensation Committee consisted of Messrs. Fitzgerald, Foster and Wilson and Dr. Boyan. During the last six months of the Last Fiscal year, the Compensation Committee consisted of Messrs. Fitzgerald and Wilson and Dr. Boyan. The purpose of the Compensation Committee is to review and make recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and employees of the Company. The Committee’s policy is to ensure that senior management will be accountable to the Board of Directors through the effective application of compensation policies applicable to the Company’s executive officers, including performance goals and stock and incentive compensation. In addition, the Committee strives to attract and retain key management talent, to support the achievement of the Company’s business strategies through the establishment of appropriate compensation components, to ensure the integrity of the Company’s compensation and benefit practices and to safeguard the interests of the Company’s stockholders. The Committee is responsible for, among other duties, reviewing and approving the compensation arrangements for the Company’s senior management and any compensation plans in which the executive officers and directors are eligible to participate and acting as administrator of the Company’s stock option plans, Employee Stock Purchase Plan and such other equity participation plans as may be adopted by the Board of Directors. The Committee’s role includes coordination and cooperation with other Board committees, management, external auditors, counsel and other committee advisors. During the Last Fiscal year, the Compensation Committee held five meetings.

The Company has adopted a Compensation Committee Charter, a copy of which is available on our website at www.arthrocare.com. We intend to post all amendments, if any, to our Compensation Committee Charter on our website.

Nominating and Corporate Governance Committee. During the Last Fiscal year, the Nominating and Corporate Governance Committee consisted of Messrs. Foster and Lendau, and Dr. Boyan. The Nominating and Corporate Governance Committee is responsible for, among other duties, identifying appropriate candidates for nomination to membership on the Board of Directors. The Nominating and Corporate Governance Committee held five meetings during the Last Fiscal year. The Nominating and Corporate Governance Committee is also responsible for reviewing director nominees recommended by stockholders of the Company. The procedures for making such a recommendation are described in the Company’s bylaws and below in the section entitled “Process for Identification and Recommendation of Director Candidates.” Our Board of Directors has determined that the three members who served on the Nominating and Corporate Governance Committee during the Last Fiscal year, Messrs. Foster and Lendau, and Dr. Boyan, who are also the current members of the Nominating and Corporate Governance Committee, are independent under SEC rules and NASDAQ listing standards.

Process for Identification and Recommendation of Director Candidates. Members of our Nominating and Corporate Governance Committee and our security holders may recommend or suggest director candidates. You should refer any director candidates for consideration to our Nominating and Corporate Governance Committee, which may then recommend the director candidate to our Board of Directors for its consideration, if deemed appropriate.

If you wish to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee, you must make such recommendation by following the procedures described below in “Communications with Our Board of Directors” and in the section entitled “Deadline for Receipt of Stockholder Proposals.” Each security holder recommendation must include at a minimum the following: (i) the director candidate’s name; (ii) the director candidate’s biographical information and qualifications; (iii) whether the director candidate is a member of any recommending security holder’s immediate family; (iv) whether a director candidate, or any member of the director candidate’s immediate family, has been an employee of any recommending security holder; (v) whether the director candidate, or any member of the director candidate’s immediate family, has accepted any consulting, advisory or other compensatory fees from any recommending security holder or any affiliate thereof; (vi) whether the director candidate is an executive officer or director (or person fulfilling similar functions) of any recommending security holder or any affiliate thereof; (vii) whether the director candidate controls any recommending security holder; and (viii) the director candidate’s acknowledgment that such person is willing to be nominated for directorship and serve as a director if elected. Security holders recommending director candidates must provide the Nominating and Corporate Governance Committee with any additional information as may reasonably be required to determine whether the director candidate is qualified to serve on the Board of Directors or any committee thereof.

Our Nominating and Corporate Governance Committee will investigate, evaluate and interview, as appropriate, a director candidate with regard to his or her individual characteristics as well as with regard to how those characteristics fit with the short- and long-term needs of the Board of Directors as a whole. The Nominating and Corporate Governance Committee and our Board of Directors, as appropriate, review the following considerations, among others, in their evaluation of candidates for nomination to our Board of Directors:

•	experience in corporate governance;

•	experience in our industry;

•	experience as a board member of a publicly-held company;

•	academic expertise in the area of our operations;

•	independence from our Company;

•	loyalty, positive reputation and ethical character;

•	stock ownership in our Company;

•	social and professional diversity; and

•	other relevant legal and regulatory qualifications.

Candidates recommended by a security holder will be evaluated in the same manner as any candidate identified by a member of our Nominating and Corporate Governance Committee.

The nominees approved for inclusion on the Company’s proxy card, attached hereto, are current directors standing for re-election.

The Company has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is available on our website at www.arthrocare.com. We intend to post all amendments, if any, to our Nominating and Corporate Governance Committee Charter on our website.

DIRECTOR ATTENDANCE

All incumbent directors attended at least 75 percent of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he or she served. All of our current directors attended the 2007 Annual Meeting of Stockholders held on May 24, 2007. Our Board of Directors has adopted a policy whereby the Annual Meeting of Stockholders is scheduled on a date that maximizes director attendance.

DIRECTOR COMPENSATION

2007 Director Compensation Plan

New Director Equity Awards. The 2007 Director Compensation Plan provided that upon election or appointment to the Board of Directors, each non-employee member of our board automatically received 25,000 stock appreciation rights (an “Initial SAR Grant”) and $75,000 worth of restricted stock units (an “Initial Equity Grant”). The Initial SAR Grant has a per share exercise price equal to the closing price of the Company’s common stock on the date of grant, and such price is also used to determine the exact number of shares subject to the Initial Equity Grant. Assuming continued service with the Board of Directors, the Initial SAR Grant and the Initial Equity Grant vests as to 25 percent of the shares on each of the first four anniversaries of their respective grant dates.

2007 Director Compensation Plan—New Director Equity Grants

Position	Initial Equity Grant Number of SARs	Initial Equity Grant Value RSUs (1)
New Director	25,000	$75,000

(1)	The amount reflects the 2007 grant date fair value of RSUs. The SAR Grant and RSU Grant vest over four years, with 25 percent vesting to occur on each of the first four anniversaries of the grant date.

Subsequent Equity Awards. Upon annual re-election to the Board of Directors, if, on such date, he or she has been on the Board of Directors for at least six months, each non-employee director automatically receives 10,000 stock appreciation rights (a “Subsequent SAR Grant”) and 1,500 restricted stock units (a “Subsequent Equity Grant”) on the date of the Company’s annual meeting of stockholders. The Subsequent SAR Grant has a per share exercise price equal to the closing price of the Company’s common stock on the date of grant and the Subsequent Equity Grants are valued at such price. Assuming the director’s continued service with the Board of

Directors, the Subsequent SAR Grant vests as to 6.25 percent of the shares each quarter following the grant date and the Subsequent Equity Grant vests as to 20 percent of the shares on each of the first five anniversaries of the grant date.

Cash Compensation. The cash compensation of the Company’s non-employee directors is a $48,000 annual cash retainer for the lead director; a $48,000 annual cash retainer for the Audit Committee Chair; a $43,000 annual cash retainer for the Compensation Committee Chair; a $38,000 annual cash retainer for the Nominating and Corporate Governance Committee Chair; a $28,000 annual cash retainer for each director who is not a Committee Chair; and an additional $2,500 annual cash retainer for each member of the Audit Committee other than the Audit Committee Chair. There is no additional per meeting compensation for Board or Committee meeting attendance.

2007 Director Compensation Plan—Annual Cash and Equity Value

Position	Annual Retainer (1)	2007 Equity Grant Value SARs (2)	2007 Equity Grant Value RSUs (3)	Total Value Cash and Equity
Member of Board of Directors	$28,000	$131,167	$61,170	$220,337
Lead Director	$48,000	$131,167	$61,170	$240,337
Audit Chair (4)	$48,000	$131,167	$61,170	$240,337
Compensation Chair	$43,000	$131,167	$61,170	$235,337
Nominating and Corporate Governance Committee Chair	$38,000	$131,167	$61,170	$230,337

(1)	The annual retainer is effective January 1, 2007.
(2)	The amount reflects the 2007 grant date black scholes value of the SARs. The SAR Grant is for 10,000 shares, and the SAR Grant vests as to 6.25 percent of the shares each quarter following the grant date.
(3)	The amount reflects the 2007 grant date fair value of RSUs. The RSU Grant is for 1,500 shares, and the RSU Grant vests as to 20 percent of the shares on each of the first five anniversaries of the grant date.
(4)	Audit Committee members, other than the Audit Chair, also receive a $2,500 annual retainer for service on the Audit Committee.

Director Stock Ownership Guidelines. In addition, under the non-employee director compensation arrangement, all non-employee directors are encouraged to own shares of the Company’s common stock valued at five times the base annual cash retainer within four years of their election to the Board of Directors.

2008 Amendment to Director Compensation Plan

General. On February 22, 2008 the Board of Directors approved changes to the equity and cash compensation of its non-employee directors, effective January 1, 2008. The new compensation plan targets an overall dollar value for director compensation. This positions average Board of Director compensation around the 50 th percentile of the Peer Group, as discussed below, on a total compensation basis and around the 75th percentile of the Peer Group on a cash basis. The compensation mix is 30 percent cash and 70 percent equity, with the annual RSU grant 70 percent of the total equity and the SAR grant 30 percent of the total equity. The Compensation Committee believes the new plan better aligns board and stockholder interests and targets the value of total compensation which assists in reducing the effects of stock price fluctuation on total compensation when granting equity by number of shares only. The 2008 compensation plan lowers the average aggregate compensation cost by 26.7 percent versus the average compensation cost of the last three years (excluding Mr. Geremski’s 2006 initial equity grant and company meeting fee), from a three year average of $241,171 to $176,667. The 2008 amendment did not affect the director stock ownership guidelines described above.

New Director Equity Awards. For 2008, upon election to the Board of Directors, a new non-employee director will receive an initial equity grant valued at $400,000 in RSUs, the exact number of which is determinable based on the closing price of the Company’s common stock on the date of grant. The RSUs will vest over five years, with 20 percent vesting to occur on each of the first five anniversaries of the grant date. The payout of the RSUs will be deferred until retirement from our Board of Directors.

2008 Director Compensation—New Director Equity Grant

Position	Initial Equity Grant Value RSUs (1)
New Director	$400,000

(1)	The amount reflects the 2008 grant date fair value of RSUs. The RSUs vest over five years, with 20% vesting to occur on each of the first five anniversaries of the date of grant. The RSUs will be deferred until retirement from our Board of Directors.

Subsequent Equity Awards. Upon annual re-election to the Board of Directors, if, on such date, he or she has been on the Board of Directors for at least six months, each non-employee director who is not a committee Chair or the lead director will receive a value of $31,500 in SARs and a value of $73,500 in RSUs. The lead director will receive a value of $44,100 in SARs and a value of $102,900 in RSUs, the Audit and Compensation Committee Chairs will receive a value of $39,900 in SARs and a value of $93,100 in RSUs, and the Nominating and Corporate Governance Committee Chair will receive a value of $35,700 in SARs and a value of $83,300 in RSUs. Each SAR Grant will have a per share exercise price equal to the closing price of the Company’s common stock on the date of grant, and such price will also be used to determine the exact number of shares subject to the SAR and RSU grants. The SARs and RSUs will vest over three years, with one-third vesting to occur on each of the first three anniversaries of the grant date.

Cash Compensation. The cash compensation of the Company’s non-employee directors will be a $63,000 annual cash retainer for the lead director; a $57,000 annual cash retainer for the Audit and Compensation Committee Chairs; a $51,000 annual cash retainer for the Nominating and Corporate Governance Committee Chair; and a $45,000 annual cash retainer for each director who is not a Committee Chair.

2008 Director Compensation—Annual Cash and Equity Value

Position	Annual Retainer (1)	Annual Equity Grant SARs (2)	Annual Equity Grant RSUs (3)	Total Value Cash and Equity
Member of Board of Directors	$45,000	$31,500	$73,500	$150,000
Lead Director	$63,000	$44,100	$102,900	$210,000
Audit Chair	$57,000	$39,900	$93,100	$190,000
Compensation Chair	$57,000	$39,900	$93,100	$190,000
Nominating and Corporate Governance Committee Chair	$51,000	$35,700	$83,300	$170,000

(1)	The annual retainer is effective January 1, 2008.
(2)	The amount reflects the 2008 grant date black scholes value of SARs. The SARs vest over three years, with one-third vesting to occur on each of the first three anniversaries of the grant date.
(3)	The amount reflects the 2008 grant date fair value of RSUs. The RSUs vest over three years, with one-third vesting to occur on each of the first three anniversaries of the grant date.

The table below summarizes director compensation during the Last Fiscal year.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Total ($)
Michael A. Baker (4)	$—	$—	$—	$—
Barbara Boyan, Ph.D. (5)	28,000	256,918	30,964	315,882
David Fitzgerald (6)	45,500	86,230	35,902	167,632
James Foster (7)	33,833	55,433	35,902	125,168
Terrence E. Geremski (8)	39,667	101,599	26,049	167,315
Tord B. Lendau (9)	34,667	55,433	35,902	126,002
Jerry P. Widman (10)	24,000	—	—	24,000
Peter L. Wilson (11)	50,500	55,433	35,902	141,835

(1)	The Fees Earned or Paid in Cash column consists of annual retainer fees and payments for attendance at Board and Committee meetings during 2007. The annual retainer fees are accrued and paid quarterly in accordance with the director compensation policy in effect at beginning of the relevant quarter.
(2)	For restricted stock awards, the number reported equals the dollar amount recognized for financial statement reporting purposes with respect to the Last Fiscal year in accordance with FAS 123R. For stock awards reported, the estimate of forfeitures related to service-based vesting conditions has been disregarded pursuant to Regulation S-K, Item 402(c)(2)(v). RSUs vest monthly and are accounted for as equity awards. The Company recognizes compensation expense ratably over the five-year vesting period. RSUs are discussed in the “Director Compensation” section on pages 11 through 13 of this Proxy Statement. Refer to Note 11, “Stockholders’ Equity”, in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K filed on February 29, 2008 for the relevant assumptions used to value our option awards. The following are the aggregate number of stock awards outstanding at December 31, 2007 for each independent director: Dr. Boyan: 3,125; Mr. Fitzgerald: 3,125; Mr. Foster: 3,125; Mr. Geremski 2,850; Mr. Lendau: 3,125; Mr. Wilson: 3,125. The total grant date fair value of the restricted stock unit awards granted in 2007 to each director is $61,170. The aggregate grant date fair value of the stock awards was computed in accordance with FAS 123R.
(3)	For awards of options, the number reported equals the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R. For options reported, the estimate of forfeitures related to service-based vesting conditions has been disregarded pursuant to Regulation S-K, Item 402(c)(2)(vi). Components of this cost include the portion of 2007 grants of stock appreciation rights recognized in 2007 and the portion of all other outstanding stock options recognized during 2007. The stock appreciation rights granted to each director have an exercise price equal to the closing price of the Company’s common stock on the date prior to grant, have a term of seven years from the date of grant and vest in equal quarterly installments over a period of four years, beginning June 12, 2007. Refer to Note 11, “Stockholders’ Equity”, in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K filed on February 29, 2008 for the relevant assumptions used to determine the value of our option and stock appreciation right awards. The following are the aggregate number of option awards outstanding at December 31, 2007 for each independent director: Dr. Boyan: 80,000; Mr. Fitzgerald: 90,000; Mr. Foster: 105,000; Mr. Geremski: 35,000; Mr. Lendau: 120,000; Mr. Wilson: 120,000. The total grant date fair value of option awards granted in 2007 computed in accordance with FAS 123R is $131,167 for each director.
(4)	Refer to the Summary Compensation Table for Mr. Baker’s compensation information. Mr. Baker serves as Chief Executive Officer of the Company in addition to serving as a director on the Board. Mr. Baker does not receive any additional compensation for his service as a director.
(5)	Consistent with the Director Compensation Plan, effective January 1, 2007, this amount represents the $28,000 annual retainer paid to Board members who do not serve as Committee Chairs or as the Lead Independent Director.

(6)	Consistent with the Director Compensation Plan, effective January 1, 2007, this amount represents $43,000 as the annual retainer for serving as the Compensation Committee Chair during the entire fiscal year, plus $2,500 additional compensation for serving as a member of the Audit Committee during the entire fiscal year.
(7)	James Foster began serving as Chairman of the Nominating and Corporate Governance Committee on June 1, 2007. Consistent with the Director Compensation Plan, effective January 1, 2007, this amount represents an annual retainer of $28,000 prorated for five months and an annual retainer of $38,000 as compensation for serving as the Nominating and Corporate Governance Chair, prorated for the remaining seven months of the year.
(8)	Terrence Geremski began serving as Chairman of the Audit Committee on June 1, 2007. Consistent with the Director Compensation Plan, effective January 1, 2007, this amount represents an annual retainer of $28,000 prorated for five months and an annual retainer of $48,000 as compensation for serving as the Audit Committee Chair, prorated for the remaining seven months of the year.
(9)	Tord Lendau served as Chairman of the Nominating and Corporate Governance Committee until June 1, 2007. On June 1, 2007, Mr. Lendau began serving as a member of the Audit Committee. Consistent with the Director Compensation Plan, effective January 1, 2007, this amount represents an annual retainer of $38,000 as compensation for serving as the Nominating and Corporate Governance Chair, prorated for five months of the year and an annual retainer of $28,000 as compensation for serving as a Board member, prorated for seven months of the year, plus an additional annual payment of $2,500 as compensation for serving as a member of the Audit Committee, prorated for seven months of the year.
(10)	Represents fees earned for term served through May 24, 2007 when Mr. Widman did not stand for re-election to the Board of Directors.
(11)	Consistent with the Director Compensation Plan, effective January 1, 2007, this amount represents $48,000 as the annual retainer for serving as the Lead Independent Director during the entire fiscal year, plus $2,500 additional compensation for serving as a member of the Audit Committee during the entire fiscal year.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our Board of Directors has adopted a policy regarding communication between security holders and the Board of Directors. Stockholders and other interested constituencies may contact an individual director, our Board of Directors as a group, a specified committee of our Board of Directors, or a specified group of directors, including the non-management directors as a group, by the following means:

Mail:	ArthroCare Corporation
c/o Lead Independent Director
7500 Rialto Blvd., Building Two, Suite 100
Austin, Texas 78735

Our Lead Independent Director is currently Peter L. Wilson. Please clearly specify in each communication the applicable addressee or addressees you wish to contact as well as the general topic of the communication. You should also include the following information in your communication: (i) your name, mailing address and telephone number; (ii) the number and type of the Company’s securities you hold; and (iii) if you are not a record owner of the Company’s securities, the name of the record owner of the Company’s securities beneficially owned by you.

If you wish to recommend director candidates to the Nominating and Corporate Governance Committee, you must include the information described above in “Nominating and Corporate Governance Committee—Process for Identification and Recommendation of Director Candidates.”

We will initially receive and process communications before forwarding them, if appropriate, to the applicable parties. We will generally not forward to the directors’ stockholder communications that we determine to be primarily commercial in nature or to relate to an improper or irrelevant topic, or that merely request general information about us. Generally, however, we will make available for review by the non-management directors non-commercial direct communications addressed to the non-management directors as a group that were not originally forwarded on to such parties by us.

We outline the procedures for submission of stockholder proposals for inclusion in our proxy statement for the 2009 Annual Meeting of Stockholders and submission of nominations of persons for election to the Board of Directors or proposals for business to be considered at our 2009 Annual Meeting in the section entitled “Deadline for Receipt of Stockholder Proposals.” We will not process any of these proposals or nominations unless they comply with the procedures and deadlines outlined in that section.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers and persons who own more than 10 percent of a registered class of the Company’s equity securities to file reports of ownership and reports of changes in the ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of the forms submitted to it during the Last Fiscal year, the Company believes that, during the Last Fiscal year, all such reports were timely filed, except Michael Baker, Chief Executive Officer, failed to timely file a report for the acquisition of shares on January 2, 2007 due to the Company’s administrative oversight.

RECENT DEVELOPMENTS

In March 2008 the Company announced that the Board of Directors had begun an evaluation of the Company’s financial and strategic alternatives to enhance shareholder value. The Board at that time announced its intention to consider the full range of available options, including a recapitalization, a stock repurchase, a sale or disposition of one or more corporate assets and/or a strategic business combination. The Company continues to be engaged in the process of exploring alternatives with a number of parties. These activities include entering into confidentiality agreements and permitting due diligence to be performed. These activities may include discussion and negotiation of agreements with respect to financial or strategic alternatives. There can be no assurance that any of these activities will result in a financial or strategic alternative being accepted and, if a financial or strategic alternative is accepted, there can be no assurance that such financial or strategic alternative or any other alternative will be consummated.

PROPOSAL NO. 2:

APPROVAL OF AN AMENDMENT TO THE AMENDED AND

RESTATED 2003 INCENTIVE STOCK PLAN

SUMMARY

The Board of Directors of the Company approved an amendment to the Amended and Restated 2003 Incentive Stock Plan (the “2003 Plan”) on April 21, 2008, subject to stockholder approval, to increase the number of shares reserved for issuance under the 2003 Plan by 1,200,000 shares to 3,700,000 shares and approve certain other modifications described in this proposal. During the Last Fiscal Year, 580,730 shares were granted at a weighted average exercise price of $37.30 to certain key employees under the 2003 Plan. As of April 21, 2008, 135,000 restricted stock award shares were issued and 226,816 option shares were exercised under the 2003 Plan. Options and awards outstanding under the 2003 Plan were 1,355,278 shares and 178,173 shares respectively. Of the total, 606,324 shares remain available for future grant. The closing price of the Common Stock as of April 21, 2008 was $36.51 per share. The proposed increase in the number of shares of Common Stock reserved for issuance under the 2003 Plan is for the purposes of ensuring that the Company has a sufficient reserve of Common Stock available to attract and retain the services of key individuals essential to the Company’s long-term growth and success. The amendment requires stockholder approval because it increases the number of shares available for issuance under the 2003 Plan. The amendment also provides for the following changes to the 2003 Plan:

•	Each share subject to an award other than a stock option or a stock appreciation right (“SAR”) will count against the share reserve as 1.8 shares;

•

Neither (1) shares tendered or withheld to cover the payment of an option exercise price or to satisfy tax withholding obligations, nor (2) shares subject to a stock-settled SAR which were not issued upon the net settlement or exercise of the right, will be available for future grant under the 2003 Plan;

•	The minimum exercise price per share for each option and SAR granted under the 2003 Plan will not be less than the fair market value of our common stock on the grant date;

•	Requires a maximum term of 7 years for any stock option and stock appreciation right; and

•	Restricts a participant’s ability to transfer an award to only transfers by will or the laws of descent or distribution.

VOTE REQUIRED

The affirmative vote of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the proposed amendment to the 2003 Plan.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE 2003 PLAN TO, AMONG OTHER MODIFICATIONS, INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 1,200,000 SHARES.

SUMMARY OF 2003 PLAN

The principal features of the 2003 Plan are outlined below. This summary is qualified in its entirety by reference to the 2003 Plan, which is attached as Appendix A to this proxy statement. This summary assumes approval of this Proposal No. 2 and describes any changes from the current version of the 2003 Plan.

Purpose. The purposes of the 2003 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, consultants and board members, and to promote the success of the Company’s business.

Eligibility; Administration. The 2003 Plan provides that awards may be granted to employees, consultants, and board members of the Company or any subsidiary of the Company. ISOs may only be granted to employees.

As of April 1, 2008, approximately 1,000 people were eligible to participate in the 2003 Plan. The 2003 Plan may be administered by the Board of Directors or a committee of the Board (the “Administrator”). To the extent that the Administrator determines it to be desirable to qualify awards granted under the 2003 Plan as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “Code”), the 2003 Plan will be administered by a committee of two or more “outside directors” within the meaning of Section 162(m) of the Code. To the extent desirable to qualify transactions under the 2003 Plan as exempt under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, the transactions contemplated under the 2003 Plan will be structured to satisfy the requirements for exemption under Rule 16b-3.

The Administrator of the 2003 Plan has full power to select, from among the employees, consultants, and board members of the Company or any subsidiary eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 2003 Plan. The interpretation and construction of any provision of the 2003 Plan by the Administrator will be final and conclusive.

Securities Subject to the 2003 Plan. Currently, the number of shares of common stock that may be issued pursuant to awards granted under the 2003 Plan shall not exceed, in the aggregate, 2,500,000 shares. As amended, the number of shares issuable under the 2003 Plan would be increased by 1,200,000 shares, to a maximum of 3,700,000 shares. The 2003 Plan does not presently provide for any special rules regarding the counting of shares against the reserve based on the type of award granted. The amendment provides that any shares that are subject to awards of options or SARs will be counted against this share reserve limit as one (1) share for every one (1) share granted, and any shares that are subject to awards other than options or SARs will be counted against this limit as 1.8 shares for every one (1) share granted. The payment of dividend equivalents in cash in conjunction with any outstanding awards shall not be counted against the shares available for issuance under the 2003 Plan.

The amendment also reflects this share counting principle when determining the number of shares which may be regranted after an award expires. The amendment specifies that to the extent that an award terminates, expires or lapses for any reason, any share that again becomes available for future grant shall be added back as (i) one (1) share if such share was subject to an option or a SAR, and (ii) as 1.8 shares if such share was subject to an award other than an option or a SAR. In addition, the amendment will not allow the Company to regrant: (i) shares tendered by the participant or withheld by the Company in payment of the exercise price of an option, (ii) shares tendered by the participant or withheld by the Company to satisfy any tax withholding obligation with respect to an award, and (iii) shares subject to a stock-settled SAR that are not issued in connection upon the net settlement or net exercise of such SAR.

Awards Under the 2003 Plan. The 2003 Plan provides that the Administrator may grant or issue stock options, stock appreciation rights, restricted stock awards, restricted stock units, dividend equivalents, performance awards and stock payments, or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

Non-Statutory Stock Options, or NSOs, provide for the right to purchase common shares at a specified price which may not be less than the par value of a share of our Common Stock on the date of grant, and usually will become exercisable (in the discretion of the Administrator) in one or more installments after the grant date, subject to the satisfaction of individual or company performance criteria established by the Administrator. As amended, NSOs must have an exercise price not less than 100 percent of the fair market value of a common share on the date of grant. Presently, NSOs may be granted for any term specified by the Administrator, but the amendment requires that NSOs may have a term of no more than seven years. Although our practice has been to grant NSOs with a term of seven years, this restriction is being incorporated into the 2003 Plan in connection with the amendment.

Incentive Stock Options, or ISOs, are designed to comply with the applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than 100 percent of the fair market value of a common share on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. As amended, the 2003 Plan requires that ISOs may have a term of no more than seven years after the date of grant. The total fair market value of shares with respect to which an ISO is first exercisable by an optionee during any calendar year cannot exceed $100,000. To the extent this limit is exceeded, the options granted are Non Qualified Stock Options. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10 percent of the total combined voting power of all of our classes of stock, or a “10 percent Owner”, the 2003 Plan provides that the exercise price must be at least 110 percent of the fair market value of a common share on the date of grant and the ISO must expire no later than the fifth anniversary of the date of its grant.

Restricted Stock Awards may be sold to participants at various prices or granted with no purchase price and may be made subject to such conditions or restrictions as may be determined by the Administrator. Restricted stock, typically, may be repurchased by us at the original purchase price if the conditions or restrictions are not met. The Administrator shall establish the purchase price, if any, and form of payment for each restricted stock award. A restricted stock award is accepted by the execution of a restricted stock purchase agreement between us and the purchaser, accompanied by the payment of the purchase price for the shares. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse.

Restricted Stock Units may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on performance criteria established by the Administrator. Like restricted stock, restricted stock units may not be sold, or otherwise hypothecated or transferred except to certain permitted transferees as set forth in the 2003 Plan, until vesting conditions are removed or expire. Unlike restricted stock, restricted stock units will not be issued until the restricted stock unit award has vested, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

Stock Appreciation Rights, or SARs, may be granted in connection with stock options or other awards, or separately. Presently, there is no minimum exercise price or maximum term limit for SARs granted independent of other awards. As amended, SARs granted independent of other awards must have an exercise price not less than 100 percent of the fair market value of a common share on the date of grant and a maximum term of 7 years. SARs granted by the Administrator in connection with stock options or other awards typically will provide for payments to be holder based upon increases in the price of our ordinary shares over the exercise price of the related option or other awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the plan on the exercise of SARs or the amount of gain realizable there from, although restrictions may be imposed by the Administrator in the SAR agreements. The Administrator may elect to pay SARs in cash or in ordinary shares or in a combination of both.

Dividend Equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by the stock options, SARs or other awards held by the participant.

Performance Awards may be granted by the Administrator to employees or consultants based upon, among other things, the contributions, responsibilities and other compensation of the particular employee or consultant. Generally, these awards will be based upon specific performance targets and may be paid in cash or in ordinary shares or in a combination of both. Performance awards may include “phantom” stock awards that provide for payments based upon increases in the price of our ordinary shares over a predetermined period. Performance awards may also include bonuses that may be granted by our compensation committee on an individual or group basis and which may be payable in cash or in ordinary shares or in a combination of both.

Stock Payments may be authorized by the Administrator in the form of ordinary shares or an option or other right to purchase ordinary shares as part of a deferred compensation arrangement in lieu of all or any part of compensation, including bonuses, that would otherwise be payable in cash to the participant.

The Administrator may designate employees as “covered employees” whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

The Committee may grant to such covered employees restricted stock, restricted stock units, SARs, dividend equivalents, performance awards, cash bonuses and stock payments that are paid, vest or become exercisable upon the attainment of company performance criteria which are related to one or more of the following performance goals as applicable to us or any of our subsidiaries, divisions or operating units:

•	net earnings or net losses, either before or after interest, taxes, depreciation, and amortization;

•	sales or revenue;

•	operating earnings;

•	operating cash flow;

•	return on assets or capital;

•	return on stockholders’ equity;

•	stockholder returns;

•	gross or net profit margin;

•	earnings per share;

•	price per share of our common stock; and

•	market share.

The maximum number of shares which may be subject to options, stock purchase rights, SARs and other awards granted under the 2003 Plan to any individual in any calendar year may not exceed 650,000 shares of common stock.

Terms and Conditions of Options. Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following additional terms and conditions:

Exercise Price. As described above, the Administrator determines the exercise price of options at the time the options are granted, subject to the limitations described above with respect to ISOs and NSOs provided that the per share exercise price for any Option shall not be less than 100 percent of the Fair Market Value of a share of Stock on the date of grant.

Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2003 Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercise or any combination thereof, as determined by the Administrator.

Term of Option. As described above, the term of an option granted under the 2003 Plan may be no more than seven years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10 percent of all classes of our stock or any of our parent or subsidiary companies, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

Exercisability Following Termination of Employment. If an optionee’s employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the 2003 Plan expire on the earlier of (1) the date set forth in his or her notice of grant (which date may not be more than three months after the date of such termination in the case of an ISO), or (2) the expiration date of such option. Options granted under the 2003 Plan generally remain exercisable for 30 days following an optionee’s termination (other than for death or disability). To the extent the option is exercisable at the time of the optionee’s termination, the optionee may exercise all or part of his or her option at any time before it terminates.

Exercisability Following Disability. If an optionee’s employment or consulting relationship terminates as a result of disability, then all options held by such optionee under the 2003 Plan expire on the earlier of (1) 12 months from the date of such termination or (2) the expiration date of such option. The optionee (or the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance) may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

Exercisability Following Death. In the event of an optionee’s death, the option may be exercised at any time within 12 months of the date of death (but no later than the expiration date of such option) by the optionee’s estate or a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent that the option was exercisable at the time of such death.

Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2003 Plan as may be determined by the Administrator.

Awards Not Transferable. The 2003 Plan presently provides that the Administrator may permit awards other than ISOs to be transferred to certain family members of the Participant or to charitable institutions. As amended, no award shall be assigned, transferred, or otherwise disposed of by a participant other than by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization. In the event of any dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of assets to our stockholders or any other change affecting our Common Stock, the Administrator will make appropriate adjustments in the number and type of shares of stock subject to the 2003 Plan, the terms and conditions of any award outstanding under the 2003 Plan, and the grant or exercise price of any such award.

In the event of a change of control, each outstanding award may be assumed or an equivalent option or right may be substituted by the successor corporation. The vesting of each outstanding award shall accelerate (i.e. become exercisable immediately in full) if the successor corporation refuses to assume the awards, or to substitute substantially equivalent awards. Under the 2003 Plan, a change of control is generally defined as:

•	the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than 50 percent of the voting stock of the Company;

•

a merger or consolidation in which the Company is a party, other than a merger or consolidation which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities;

•	the sale, exchange, or transfer of all or substantially all of the assets of the Company; or

•	a liquidation or dissolution of the Company.

Amendment and Termination of the 2003 Plan. The Board of Directors may amend, alter, suspend or terminate the 2003 Plan, or any part thereof, at any time and for any reason. However, the 2003 Plan requires stockholder approval for any amendment to the 2003 Plan to the extent necessary to comply with applicable laws, rules and regulations. In addition, no award may be amended to reduce the price per share of the stock subject to such award below the exercise or purchase price, as applicable, as of the date the award is granted without stockholder approval. No action by the Board of Directors, the Administrator or our stockholders may alter or impair any award previously granted under the 2003 Plan without the consent of the holder. Unless terminated earlier, the 2003 Plan shall terminate 10 years from the date of its approval by the stockholders or our Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES ASSOCIATED WITH THE 2003 PLAN

The following is a general summary under current law of the material federal income tax consequences to participants in the 2003 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

Non-Statutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted an NSO. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Incentive Stock Options. An optionee who is granted an ISO does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option exercise or (2) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10 percent stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock and Restricted Stock Units. An employee to whom restricted stock or restricted stock units are issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b)

with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when restricted stock units vest and the underlying stock is issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of restricted stock units.

Dividend Equivalents. A recipient of a dividend equivalent award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When a dividend equivalent is paid, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Stock Payments. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and we generally will be entitled to a deduction for the same amount.

Deferred Compensation. Participants who defer compensation generally will recognize no income, gain or loss for federal income tax purposes when NSOs are granted in lieu of amounts otherwise payable, and we will not be entitled to a deduction at that time. When and to the extent such NSOs are exercised, the rules regarding NSOs outlined above will generally apply.

Section 162(m) of the Code. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” as provided for by the Code and established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2003 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

We have attempted to structure the 2003 Plan in such a manner that the compensation committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted there under such that remuneration attributable to such awards will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

NEW PLAN BENEFITS

The following table provides information regarding the awards that have been issued under the 2003 Plan. The amounts of future grants of awards under the 2003 Plan are not determinable because, under the terms of the 2003 Plan, grants of awards are made at the discretion of the Administrator.

Amended and Restated 2003 Incentive Stock Plan

Name and Position	Dollar Value		Number of Shares Subject to Awards	Weighted Average Exercise Price – Options	Options Granted (Number of Shares)	Weighted Average Exercise Price – SARS	SARS Granted (Number of Shares)
Michael A. Baker, President and Chief Executive Officer	$122,929	(1)	3,367	$36.08	2,771	$38.08	191,870

Michael Gluk, Senior Vice President, Finance and Chief Financial Officer	N/A	(1)	N/A	$36.08	2,771	$36.08	40,512

Richard A. Christensen, Senior Vice President, Operations	N/A	(1)	N/A	$36.08	2,771	$36.08	40,512

John H. Giroux, Senior Vice President, President, Sports Medicine Business Unit	N/A	(1)	N/A	$36.08	2,771	$36.08	20,898

John T. Raffle Senior Vice President and General Manager, Strategic Business Units	$219,060	(1)	6,000	$36.08	2,771	$36.08	21,886

All Executive Officers as a Group	$341,989	(1)	9,367	$36.08	13,855	$37.20	315,678

All Non-Executive Officer Employees as a Group	$1,300,486	(1)	35,620	$36.08	41,565	$36.08	503,545

(1)	Value based on the closing price of the Common Stock as of April 21, 2008 of $36.51 per share.

PROPOSAL NO. 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected PricewaterhouseCoopers LLP, an independent registered public accounting firm, to audit the financial statements of the Company for fiscal 2008. Stockholder ratification of the appointment is not required under the laws of the State of Delaware, but the Board of Directors has decided to ascertain the position of the stockholders on the appointment. This firm has audited the Company’s financial statements since the Company’s inception. In the event of a negative vote, the Board of Directors will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

The affirmative vote of the majority of the holders of a majority of the outstanding shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2008.

RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2008.

EXECUTIVE OFFICERS OF THE COMPANY

The executive officers of the Company and their ages as of February 29, 2008 are as follows:

Name	Age	Position	Executive Officer Since
Michael A. Baker	48	President and Chief Executive Officer	June 1997
Michael Gluk	49	Senior Vice President, Finance and Chief Financial Officer	December 2004
Richard A. Christensen	48	Senior Vice President, Operations	November 2002
John H. Giroux	63	Senior Vice President, President, Sports Medicine Business Unit	November 2002
John T. Raffle	39	Senior Vice President and General Manager, Strategic Business Units	July 2000

Michael A. Baker has served as our President, Chief Executive Officer and a director since June 1997. From 1989 to 1997, Mr. Baker held several positions in planning, corporate development and senior management at Medtronic, Inc., a multi-billion dollar medical technology company specializing in implantable and invasive therapies. His most recent position at Medtronic, Inc., was Vice President, General Manager of Medtronic’s Coronary Vascular Division. Since September 2003, Mr. Baker has served as a director of Conceptus, Inc. Mr. Baker holds a B.S. from the United States Military Academy at West Point and an M.B.A. from the University of Chicago.

Michael Gluk joined our Company in December 2004 as the Company’s Vice President of Finance and Administration. He was promoted in 2006 to Senior Vice President, Finance and Chief Financial Officer. Prior to joining the Company, Mr. Gluk served in a number of controllership, treasury and business development positions at General Motors, or GM. From August 2003 through October 2004, he served as the General Director of Financial Planning and Analysis at GM; from 2001 through July 2003, he served as Controller of GM do Brasil; and from 2000 to 2001, Mr. Gluk served at GM as Director of Business Development for e-GM. Mr. Gluk holds a B.S. degree in Business Administration from Miami University and an M.B.A. from Indiana University.

Richard A. Christensen joined our Company in August 2002 as Senior Vice President, Operations. Mr. Christensen also became our Administrative Manager for ArthroCare Costa Rica SRL in August 2003. From February to August 2002, Mr. Christensen oversaw the operational aspects of the launch of a new American car company as Vice President Operations for Build-To-Order, Inc. From September 2001 to February 2002, he was Executive-In-Charge of GM/Build-To-Order Project for GM. From August 2000 to September 2001, Mr. Christensen was General Manager, Personal Calling Business Unit of GM’s OnStar Division. From June 1999 to August 2000, he was Director, Business Alliances and New Ventures GM e-commerce business unit. From January 1998 to June 1999, Mr. Christensen was Executive-In-Charge GM North American Project Center. Mr. Christensen holds a B.A. in Economics from the University of Illinois at Urbana-Champaign and an M.B.A. from the University of Chicago.

John H. Giroux joined our Company in October 2002 as Senior Vice President, Surgical Business Units. In November 2005 Mr. Giroux was promoted to the President of our ArthroCare Sports Medicine business unit. From October 2000 to June 2002, Mr. Giroux was Executive Vice President, Commercial Operations at Guava Technologies Inc. While at Guava Technologies, he established and supervised the Sales and Marketing functions, Manufacturing Operations, Customer Service and Technical Support and Finance functions. From 1995 to 1999, he was President, North America at ReSound Corporation, during which time he held complete responsibility for the sales and profits of its North American business. Between 1991 and 1995 Mr. Giroux was Vice President Sales and Marketing at ReSound Corporation. Mr. Giroux holds a B.A. in Economics from Providence College in Providence, Rhode Island.

John T. Raffle joined our Company in September 1997 as Director, Intellectual Property. He was promoted in January 2001 to Managing Director, Corporate Development and Legal Affairs, to Vice President,

Corporate Development and Legal Affairs in June 2001 and to Senior Vice President and General Manager, Strategic Business Units in May 2006. From June 1993 to September 1997, Mr. Raffle was an associate at Townsend and Townsend and Crew LLP. Mr. Raffle holds a B.S. degree in Aeronautical Engineering from M.I.T. and a J.D. from Duke University School of Law.

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

Our CD&A discusses the total compensation for our Chief Executive Officer (CEO), Chief Financial Officer (CFO), and the other three most highly compensated executive officers (the “Named Executive Officers” or “NEOs”). The CD&A provides us the opportunity to describe our overall compensation objectives and practices to current and potential investors.

The compensation programs for the NEOs also apply to our other executive officers. The terms “we”, “our”, and “the Company” refer to ArthroCare and not to the Compensation Committee.

What are the objectives of our executive officer compensation program?

For all named executive officers, or NEOs, compensation is intended to meet the objectives described below. The Compensation Committee believes that compensation paid to executive officers should be closely aligned with the performance of the Company on both a short-term and long-term basis, linked to specific, measurable results intended to increase the value of the Company, and that such compensation should assist us in attracting and retaining key executives critical to its long-term success.

In establishing executive officer compensation, the Compensation Committee’s objectives are to:

•	recruit, reward, motivate and retain key officers,

•	ensure that an appropriate relationship exists between executive pay and the creation of long-term Company value, and

•	further align the interests of the Company’s executives with the interests of the Company’s stockholders through the use of equity-based long-term incentive awards.

To meet these objectives, the Company adopted the following pay for performance based practices.

•	Maintain a close relationship between the Company’s performance and the total cash compensation component of the Company’s executive officers’ compensation.

•

Provide a significant short-term incentive through an annual cash bonus plan that is based upon achieving the Company’s corporate financial goals and the executive officers’ own key strategic and operating objectives.

•

Provide long-term incentives in the form of stock appreciation rights (SARs), stock options (SOs), restricted stock (RS) and restricted stock units (RSUs) to attract and retain key executives with longer-term incentives that promote Company value.

Our overall compensation program is structured to attract, motivate and retain highly qualified executive officers by paying them competitively, consistent with the Company’s success and their contribution to that success. The Compensation Committee allocates total compensation between cash and equity compensation based on benchmarking to the Peer Group discussed below. We also consider the balance between providing short-term incentives and long-term incentives that align the interests of management with stockholders, in light of the executive officer’s current equity holdings. The balance between equity and cash compensation among NEOs, and separately among members of the senior executive management team, is evaluated annually using the above criteria.

How are compensation awards determined?

The Compensation Committee, operating under a written charter adopted by the Board of Directors, has the primary authority to determine and recommend to the Board of Directors the compensation awards available to the Company’s executive officers. The Compensation Committee is comprised entirely of independent directors. From time to time, the Compensation Committee uses the services of Nancy Arnosti, an independent executive compensation consultant, to obtain, summarize and advise on the competitive compensation data described above and assist in setting the Chief Executive Officer’s and other officers’ compensation. In 2007, Ms. Arnosti assisted in providing peer group market data on Board of Director compensation. The consultant reports directly to the Compensation Committee and the Compensation Committee has sole authority to engage and terminate its own outside compensation consultants. Ms. Arnosti maintains no other direct or indirect business relationships with the Company. The Compensation Committee also uses senior management staff as needed to gather, prepare and advise in the use of compensation data. The compensation consultant and senior management staff also provide advice to the Compensation Committee with respect to competitive practices and the amounts and nature of compensation paid to executive officers at similar companies.

To aid the Compensation Committee in making its determination and recommendations to the Board, the CEO provides recommendations annually to the Compensation Committee regarding the compensation levels of all executive officers, excluding himself. At the end of each fiscal year, the Compensation Committee engages in a comprehensive performance review of all executive employees of the Company. The CEO provides the Compensation Committee with his assessment of the performance of officers reporting directly to him and other key executives.

The Compensation Committee reviews all components of the Chief Executive Officer’s and other officers’ and senior management employees’ compensation, including annual base salary, bonuses based on corporate and individual performance, and equity compensation. The Compensation Committee reviews accumulated realized and unrealized stock option, stock appreciation right and restricted stock gains for the CEO. The CEO reviews accumulated realized and unrealized stock option, stock appreciation right and restricted stock gains for the senior management employees and the NEOs who report to him. The dollar value to the executive and cost to the Company of perquisites and the actual and projected payout obligations under potential severance and change-in-control scenarios are also reviewed.

Elements of Compensation

How do we determine the amount for each element of executive officer compensation?

The Compensation Committee uses both internal and external compensation comparisons in its review of the Chief Executive Officer’s and other officers’ compensation. It reviews the average total target cash compensation for each NEO and the average number and value of equity-based awards in comparison to other employee job category levels for an internal company compensation comparison on both a single year and historical basis. In addition, the Compensation Committee conducts a market analysis to ascertain the relative compensation positions of the Chief Executive Officer and other officers compared to peers at similar companies. All elements of officers’ pay are considered. In order to determine the competitive market within the peer groups, data from multiple sources is examined, including private compensation survey data from Radford and Equilar, reference information for senior positions and officers at comparable medical device companies and other peer companies with relevant geography and similar United States employee populations.

Any revisions to compensation levels are then proposed based on internal and external comparisons, and a review of Company and individual performance against previously established goals, objectives, and job criteria. In order to attract, retain, and motivate its executives, the Compensation Committee believes that aggregate executive remuneration should generally fall between the 50th and 75th percentile of remuneration provided by comparable companies to their own executives. This approach ensures that our cost structures will allow us to remain competitive in our markets. Equity grant guidelines for the prospective fiscal year are then set by job level, using market survey data and the current internal equity grant guidelines to determine the appropriate annual grant levels for the upcoming year. For the Last Fiscal year, the Compensation Committee considered other medical technology competitors for executive talent and companies of a similar size and scope as ArthroCare, as measured by market capitalization, revenue, and total stockholder return. That peer group consists of 17 leading medical technology companies from the Medical Instruments and Supplies and Medical Appliances and Equipment industry sectors.

Peer Group Companies for Fiscal 2007

Align Technology Inc.	American Medical Systems Holdings Inc.	DJO Inc.

Haemonetics Corp.	Hologic Inc.	ICU Medical Inc.

Integra Lifesciences Holdings	Kyphon Inc.	Mentor Corp.

Merit Medical Systems Inc.	Orthofix International	Symmetry Medical Inc.

Thoratec Corp.	Ventana Medical Systems Inc.	Viasys Healthcare Inc.

Wright Medical Group Inc.	Zoll Medical Corp.

The Compensation Committee reevaluates this peer group on an annual basis to ensure that the individual companies within the peer group are comparable to ArthroCare as measured by market capitalization, revenue, scope of business, and total stockholder return.

The Company’s approach to benchmarking is two-fold. In setting annual cash compensation, the Company aims to provide market compensation that generally falls between the 50th and 75th percentiles of the annual total cash compensation of executive officers performing similar job functions at companies in the Peer Group. To determine that level of compensation, the Company annually reviews salary surveys of competitive companies within the medical technology industry and actual salary amounts provided in Peer Group proxy statements. Radford data is used for a review of the competitive companies within the medical technology industry and the Peer Group data is from Equilar. The annual review indicated that the Company is providing annual cash compensation in the aggregate between the 50th and 75th percentiles of the Peer Group and Radford market data (Radford market data was used for Mr. Giroux and Mr. Raffle’s positions due to the benchmark match), and the Company believes the design of base and incentive annual cash compensation appropriately provides market compensation to the Company’s executive officers.

What are the elements of our executive officer compensation program and why do we provide each element?

The major elements that comprise the Company’s compensation program include: (i) base salary, (ii) annual cash bonus incentive opportunities, (iii) discretionary long-term equity incentive awards, (iv) retirement benefits through a section 401(k) plan and (v) benefit programs generally available to all employees. The Compensation Committee believes that these elements of compensation, when combined, are effective, and will continue to be effective, in achieving the overall objectives of our compensation program.

In addition, the Company has entered into an employment agreement with the CEO, which was amended in January 2007, as well as continuity agreements with the other NEOs. These agreements are discussed below under “Severance Arrangements” and “Employment Agreement of the Chief Executive Officer.”

The Fiscal 2007 Target Total Direct Compensation table below summarizes the levels established by the Compensation Committee with respect to salary, target bonus, stock, and target total direct compensation. The Compensation Committee believes that a strong relationship exists between the CEO’s pay and the creation of long-term Company value. Due to this, Mr. Baker’s compensation is positioned around the 75th percentile of the Peer Group market data. We discuss each element of the table in the narrative that follows.

2007 Target Total Direct Compensation

Name	Annual Salary ($) (1)	Cash Bonus at Target ($) (2)	Discretionary Long-Term Incentives ($) (3)	Total Direct Compensation Target ($) (4)
Michael Baker, President and CEO	469,997	352,498	2,493,005	3,315,500

Michael Gluk, Senior Vice President, Finance and CFO	255,112	153,067	503,070	911,249

Richard Christensen, Senior Vice President, Operations	237,952	142,771	503,070	883,793

John Giroux, Senior Vice President, President, Sports Medicine Business Unit	244,795	146,877	275,100	666,772

John Raffle, Senior Vice President and General Manager, Strategic Business Units	255,112	153,067	503,057	911,236

(1)	These annual salaries were effective April 1, 2007; therefore, these annual salary rates do not reflect the total actual salaries earned in fiscal 2007 as reported in the Summary Compensation Table.
(2)	See the discussion of “annual cash incentive opportunity” below for a description of the bonus plan and target bonus amounts.
(3)	These amounts reflect the 2007 grant date fair value of RSUs and the grant date black-scholes value of SOs, and SARs. These amounts do not reflect whether the recipient has actually realized or will realize a financial benefit from the awards. The potential appreciation in our stock price above the exercise price of the stock options, not the fair value used for accounting purposes at grant, motivates our executive officers. $1,271,530 of the long-term incentive value to Mr. Baker was granted as part of his January 1, 2007 employment agreement with a four year term, and is not a recurring annual grant.
(4)	The sum of (a) salary, (b) target bonus and (c) grant date value of the fiscal 2007 discretionary long-term incentive award.

Base Compensation

The Company provides its NEOs with a base salary and total cash remuneration that is structured around the 50th and 75th percentiles of the Peer Group and other medical technology companies from the surveys that we compete with for executive talent. In setting base salaries for the Company’s executive officers, the Compensation Committee reviewed data from independently conducted compensation surveys using medical technology companies as well as actual salaries reported in the proxy statements of Peer Group companies. While base salaries are not considered by the IRS to constitute performance-based compensation, in addition to market positioning, each year the Company determines base salary increases based upon the performance of the executive officers as assessed by the Chief Executive Officer and the Compensation Committee. For the CEO, the Compensation Committee approved a 4.4 percent salary increase from $450,008 to $469,997, effective April 1, 2007. The CEO’s 2007 base salary was positioned around the 75th percentile of the peer group. The Compensation Committee approved a 4.7 percent aggregate increase to the other executive officer salaries to appropriately position the salaries around the 50th and 75th percentiles of the Peer Group and other medical technology companies. The 2007 increases ranged from 2.0 percent to 6.3 percent for the NEOs. The salary increase for Mr. Gluk and Mr. Raffle included a 2.3 percent market adjustment. Mr. Gluk and Mr. Raffle received a 4.0 percent merit increase.

Name	Salary as of 12/31/06	April 1, 2007 Salary	Percentage Increase
Michael Baker	$450,008	$469,997	4.4%
Michael Gluk	$239,990	$255,112	6.3%
Richard Christensen	$228,800	$237,952	4.0%
John Giroux	$239,990	$244,795	2.0%
John Raffle	$239,990	$255,112	6.3%

Performance-Based Compensation

Annual Cash Incentive Opportunity

The Company structures its compensation programs to reward executive officers based on the Company’s performance and the individual executive’s contribution to that performance. This allows executive officers to receive bonus compensation in the event certain specified corporate and individual performance objectives are achieved. In determining the compensation awarded to each executive officer based on performance, annual evaluations of Company and the executive’s performance are made.

Under the 2007 Executive Bonus Plan, all NEOs, except the CEO, were eligible to receive a cash bonus equal to 60 percent of their base salary (target bonus) dependent on achievement of specific financial objectives tied to the annual Board approved operating plan. The potential bonus earned by each executive was subject to certain bonus multipliers linked to under-achievement or over-achievement of these financial objectives and subject to each executive’s individual performance. The CEO was eligible to receive a total bonus equal to 100 percent of his base salary under this plan, subject to the same bonus multipliers and his individual performance. The CEO’s target bonus is paid 75 percent in cash and 25 percent in RSUs. In 2007, the target bonus percentage for the CEO was increased to enable the Company to be competitive within the applicable market on a total cash compensation basis and to further increase the Company’s achievement of approved objectives. In 2007, the cash portion of the CEO’s target bonus increased to 75 percent from 70 percent in 2006, while his total target bonus stayed at 100 percent. The target bonuses for all other NEOs remained at 60 percent of each executive’s base salary in 2007. The other NEOs target bonus percentage positions them on average within a range approximately between the 50th and 75th percentile of the market on a total cash compensation basis.

The actual bonus available under this plan generally depends on the level of achievement attained by the Company as it relates to the Company’s total net revenue and EBITDAC (earnings before interest, tax, depreciation, amortization, and non-cash equity compensation) goals as set forth in the Company’s Board-approved operating budget for the applicable period. The amounts payable under the Company’s 2007 Executive Bonus Plan are determined based upon the Company’s actual performance compared to specific Board-approved financial goals and measured against the following performance criteria:

Performance Criteria	Relative Weight	Threshold Bonus Achievement Level	Downside and Upside Bonus Multiplier
Total Net Revenue	70%	95%	1:3 Ratio
EBITDAC	30%	95%	1:3 Ratio

Under the 2007 Executive Bonus Plan, “Threshold Bonus Achievement Level” means the percentage of achievement at which a bonus is payable (i.e., 95 percent). “Target Level of Achievement” means achievement of 100 percent of the Board-approved operating plan for the Last Fiscal year. “Downside and Upside Bonus Multiplier” is defined as the ratio used as a multiplier for increases or decreases in achievement to the Board-approved operating plan performance criteria at which a certain level of the bonus is payable.

The target level of achievement for Total Net Revenue and EBITDAC are based on the Board approved operating plan for the Last Fiscal year. If the weighted average of Total Net Revenue (70 percent) and EBITDAC (30 percent) results are below 95 percent, bonuses are not earned. Achievement of weighted average revenue and

EBITDAC results equal to or greater than 95 percent determine the bonus potential, subject to the 1:3 multiplier effect. For example, if the Bonus Achievement Level is 95 percent, then the executive officers are eligible for 85 percent of their target bonus potential. The five percent shortfall is multiplied by three to reduce bonus potential 15 percent. At 100 percent achievement, executive officers are eligible for 100 percent of their target bonus potential, If, for example, the Bonus Achievement Level is 110 percent, then executive officers are eligible for 130 percent of their target bonus potential (100 percent plus three times the ten percent overachievement). The NEOs, including the CEO, were eligible to receive 25 percent of the bonus earned midyear if the applicable operating budget targets of Total Net Revenue and EBITDAC were met for the first half of the year, as determined by the Company’s Board of Directors. Because the operating targets were achieved during the first half of 2007, the Company paid the executives 25 percent of the bonus earned at midyear in 2007, as approved by the Company’s Board of Directors.

The annual bonus awarded to an executive, other than the CEO, may be increased or decreased at the recommendation of the CEO subject to the Board of Directors’ approval. The annual bonus awarded to the CEO may be increased or decreased at the sole discretion of the Company’s Board of Directors. Each executive’s performance, including the CEO, is evaluated against predetermined annual operating and strategic goals prior to payment of the bonus, and the final bonus payment may be adjusted relative to the achievement of those goals. The performance criteria in the annual bonus program may be adjusted by the Board of Directors to account for unusual events such as extraordinary transactions, asset dispositions and purchases, and mergers and acquisitions if, and to the extent that, the Board of Directors does consider the effect of such events indicative of Company performance. Payments to executives under the Bonus Plan are contingent upon continued employment through the bonus payment date, though pro rata bonus payments may be paid in the event of death or disability based on actual performance at the date relative to the targeted performance criteria for the bonus program. If threshold bonus achievement levels are not attained, the CEO may recommend, and the Board may approve, special bonus payments to individuals for outstanding performance.

The Fiscal 2007 Bonus Program Calculations table below summarizes the performance targets, actual achievement and the calculations for determining the bonus awarded to the NEOs for 2007. The annual bonus awarded to the NEOs may be increased or decreased due to individual performance, however, there was no adjustment based on this factor for 2007.

Fiscal 2007 Bonus Program Calculations

Performance Criteria	Actual Achievement ($000s)	2007 Budget Targets ($000s)	Percentage Achieved	Weight	Bonus Percentage Achieved	Bonus Percentage Payout
Revenue	319,242	319,393	100.0%	70.0%	70.0%
EBITDAC	85,394	87,466	97.6%	30.0%	29.3%
Bonus					99.3%	97.0%

The table above contains numbers regarding past Company performance targets and goals. These targets and goals disclosed are in the limited context of the Company’s compensation plan and should not be understood to be statements of managements’ expectations or estimates of future results or other guidance. The Company specifically cautions investors not to apply these statements to other contexts.

Annual Equity Incentive Opportunity

For the CEO, the annual incentive bonus program is comprised of a cash component and an equity component. Under this program, based upon the performance criteria set forth above, the CEO is eligible to earn a target bonus up to 100 percent of his base salary. In 2007, the CEO was eligible to earn a target bonus consisting of 75 percent of his base salary in cash and 25 percent of his base salary in equity. The Board of Directors believes that a 100 percent target bonus, the majority of which is cash, is an appropriate annual incentive, and reviews this in the context of peer company CEO compensation on an annual basis. While the other NEOs are eligible to receive discretionary long-term equity incentive awards, they do not receive an equity component as part of their bonus based on the review of the market data of comparable positions in the medical technology industry.

The equity award component of the CEO’s target bonus, if earned, is made under the Company’s Amended and Restated 2003 Incentive Stock Plan (the “2003 Plan”). In March 2008, the equity grant for the 2007 fiscal year bonus was in the form of RSUs that will vest over a five-year service period.

Discretionary Long-Term Equity Incentive Awards

The Company’s executive officers and other key employees are eligible to participate in the Company’s periodic award of SOs, SARs, RSUs and/or RS grants as part of the Company’s policy to provide management with longer-term incentives that promote building value in the Company. The grants to executive officers, if made, are normally made at the first regularly scheduled Board meeting after the close of the fiscal year and are closely tied to the Company’s prior fiscal year performance, the executive’s job position and individual performance, and retention considerations.

The Compensation Committee believes that awards of SOs, SARs, RS and RSUs are essential in aligning the interests of management and the stockholders in enhancing the long-term value of the Company. The issuance of SARs began in 2006 and helps minimize stockholder dilution when compared to SOs. Guidelines for the number of SOs, SARS, RS and RSUs granted to each individual are determined using a procedure approved by the Compensation Committee based upon several factors, including the individual’s job position, corporate financial and individual performance, peer group data, the relative compensation rates of other internal employees, and the amount of historical equity grants made to each individual. In 2007, each NEO had a target equity award value (i.e., a value measured in accordance with FAS 123R) and each NEO could select the allocation of such awards among SOs, SARs, and/or RSUs. The Compensation Committee used this approach in order to allow the NEO the opportunity to select the best equity mix for them given their allocation of previous equity grants and individual preferences. The majority of the 2007 grants to the NEOs, excluding the CEO, were granted as SOs and SARs. The CEO’s discretionary long-term equity incentive awards consisted of 98 percent in SOs and SARs and 2 percent in RSUs (based on the number of shares subject to the awards). On average, approximately 64 percent of the NEOs’ total target direct compensation was granted in discretionary long-term equity in 2007. This includes the equity grant of 100,000 SARs issued in connection with the renewal of Mr. Baker’s employment agreement dated January 1, 2007.

Information regarding the equity grants made to our named executive officers for fiscal 2007 is included in the Summary Compensation Table on page 43, the Grants of Plan-Based Awards Table on page 44, and the Outstanding Equity Awards at Fiscal Year-End Table beginning on page 45.

Annual grant levels for NEOs, other than our CEO, for fiscal 2007 ranged from 23,669 to 43,283 shares. Mr. Giroux was granted 2,771 SOs and 20,898 SARs with a total value of $275,100. Mr. Gluk and Mr. Christensen were each granted 2,771 SOs and 40,512 SARs, each with a total value of $503,070. Mr. Raffle was granted 2,771 SOs, 21,886 SARs, and 6,000 RSUs with a total value of $503,057. As noted above, “value” is based on the grant date fair value of the awards.

SOs and SARs are granted with a per share exercise price of 100 percent of the market closing price of our underlying stock on the day of the date of grant. SOs and SARs have a seven year term and typically vest over four years. The seven year term for SOs and SARs provides a reasonable time frame in which to align the executive’s interests with the potential price appreciation of the Company’s shares, which represents the Company’s increased value. RSUs are generally issued for a nominal purchase price, if any, and typically vest over a five-year period. The Board of Directors has the ultimate responsibility of administering the Company’s stock incentive plans and has delegated the authority to the Compensation Committee to carry out these responsibilities.

Named Executive Officer Stock Ownership Guidelines

Effective January 1, 2008 the Compensation Committee adopted stock ownership guidelines for the NEOs. The guidelines help ensure that our NEOs maintain an equity stake in the Company, and by doing so, appropriately link their interests with those of other stockholders. All NEOs are encouraged to own ArthroCare stock valued at $100,000 within four years of their date of hire.

Defined Contribution Plans

The Company has a Section 401(k) Savings/Retirement Plan (the “401(k) Plan”) to cover U.S. employees of the Company, including NEOs. The 401(k) Plan permits eligible employees of the Company to defer up to 75 percent of their annual compensation, subject to certain limitations imposed by the Internal Revenue Code. The employees’ elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) Plan. In 2007, the Company made annual matching contributions to the 401(k) Plan in an amount equal to a dollar of Company stock for each dollar of participant contributions, up to a maximum of $2,000 in Company stock. In 2008, the Company increased the matching contributions up to a maximum of $2,500 in Company stock. Eligible employees will receive a maximum of $625 per quarter with any additional matching contributions made at the end of the fiscal year for employees who may be hired throughout the fiscal year. While eligible participants may receive the stock matching contributions quarterly, Plan participants are eligible to vest in current and future stock matching contributions after the first year of employment following date of hire. Eligible employees of the Company may begin participating in the 401(k) Plan immediately upon date of hire.

The Company does not provide defined benefit plans or deferred compensation plans to its NEOs or to other employees.

Severance Arrangements

We have agreements with the NEOs, other than the CEO, which provides for severance benefits under certain events. The Compensation Committee believes that it is in our best interests as well as the best interests of our stockholders to offer such benefits to these executive officers. We compete for executive talent in a highly competitive market in which companies routinely offer similar benefits to senior executives. Fifteen of the seventeen companies in our Peer Group offer severance and/or change in control agreements to their senior executives. The change of control provisions in the NEO continuity agreements are intended to provide executive officers financial security and sufficient incentive and encouragement to remain with the Company. As described in more detail below, we have structured our continuity agreements in the event of a change in control to provide for acceleration of some or all equity grants depending on the executive’s employment status.

The Compensation Committee also believes that reasonable severance benefits should be provided to executive officers. Severance benefits reflect the fact that it may be difficult for executive officers to find comparable employment within a short period of time. Severance benefits are also intended to retain our executive officers in the market we compete with for executive talent. Base salary and supplemental COBRA payments provide economic security to ease in the executive’s transition to new employment. Severance arrangements do not affect the other compensation elements.

Information regarding the severance benefits to our NEOs for fiscal 2007 is included in the Potential Payments Upon Termination or Change in Control Tables beginning on pages 48 of this proxy statement.

Termination Without Cause Apart from a Change in Control

Each NEO, other than the CEO, has entered into a continuity agreement with the Company that, including the effect of clarifying amendments to date provides for severance benefits under certain events. The continuity agreements provide that in the event of Termination Without Cause apart from a Change in Control of the Company, the executive will be entitled to receive severance pay for a term of six months immediately commencing with the termination of the executive’s employment with the Company, at a rate equal to the executive’s base salary, not including bonus, in effect immediately prior to the executive’s termination. The executive will also be reimbursed, not to exceed $650 per month, for the amount of his or her premium payment for group health coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), provided that the executive elects such coverage. Upon the earlier of (1) the time that the executive no longer constitutes a “Qualified Beneficiary” (as such term is defined in Section 4980B(g)(1) of the IRC) and (2) the date six months following the executive’s termination, the Company’s obligations to reimburse the executive will cease.

Effective as of the date of the executive’s termination, SOs and SARs will cease to continue vesting and all of the unvested SOs and SARs will be cancelled. The executive’s SOs and SARs that are vested at the time of termination will remain exercisable in accordance with the terms of the stock option agreements or stock appreciation rights agreements, as applicable, pursuant to which they were granted. Unvested RS and RSUs will be subject to forfeiture and repurchase pursuant to the terms of the restricted stock agreements or restricted stock unit agreements, as applicable, by which they were granted.

Under the continuity agreements, the definition of “Cause” means the happening of one or more of the following events, in each case as determined in good faith by the Company’s Board of Directors, (i) any act of personal dishonesty taken by the executive in connection with his/her responsibilities as an employee and intended to result in his or her substantial personal enrichment, (ii) the executive’s commission of a felony or an act of fraud against the Company or affiliates, (iii) a willful act by the executive that constitutes gross misconduct and that is injurious to the Company, (iv) the executive’s failure to satisfactorily perform the executive’s obligations under his or her duties and scope of employment, which failure adversely affects the business of the Company or its affiliates, as determined by a majority of the members of the Company’s Board of Directors, and (v) continued violations by the executive of the executive’s obligations under his or her duties and scope of employment, which are demonstrably willful and deliberate on the executive’s part after the Company has delivered to the executive a written demand for performance that describes the basis for the Company’s belief that the executive has not substantially performed his or her duties along with an opportunity for the executive to meet such demands, which the executive fails to accomplish within a reasonable period of time.

Involuntary Termination Following a Change in Control

All NEO continuity agreements provide that if the NEO’s employment with the Company terminates in an Involuntary Termination Without Cause at any time within 24 months after a Change in Control, then the executive shall be entitled to receive severance pay at a rate equal to the executive’s current compensation. “Current compensation” means an amount equal to the greater of (i) the executive’s base compensation earned in the fiscal year preceding the fiscal year of the executive’s termination; or (ii) the executive’s base compensation for the fiscal year of the executive’s termination, including 100 percent of any bonus which the executive could have earned during such fiscal year, assuming the achievement of all relevant executive and Company goals, milestones and performance criteria. The severance period commences with the termination of the executive’s employment in an Involuntary Termination Without Cause and ends with the expiration of 24 months following the date of the executive’s termination. The executive will also be reimbursed, not to exceed $650 per month, for the amount of his or her premium payment for group health coverage pursuant to COBRA, provided that the executive elects such coverage. Upon the earlier of (1) the time that the executive no longer constitutes a Qualified Beneficiary and (2) the date 24 months following the executive’s termination, the Company’s obligations to reimburse the executive will cease. If the Company’s obligations cease due to the time the executive no longer constitutes a Qualified Beneficiary, the Company will make a lump sum payment to the executive equal to the product of the last monthly reimbursement paid to the executive multiplied by six. During the 24 months following termination of the executive’s employment, he or she is entitled to executive-level outplacement services at the Company’s expense, not to exceed $15,000. At the time of Involuntary Termination following a Change in Control, the executive will become 100 percent vested with respect to any outstanding SARs and options to purchase the Company’s capital stock that the executive holds and any restrictions with respect to RS and RSUs of the Company’s capital stock that the executive holds will immediately lapse.

Under the continuity agreements, “Change in Control” means the occurrence of any of the following events: (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50 percent of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (ii) the approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iii) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transaction described in subsections (i) or (ii) above or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

Change in Control without Termination

Upon a Change in Control, all NEOs, including the CEO, will immediately become 50 percent vested with respect to any outstanding unvested SARs and options to purchase the Company’s capital stock that the executive then holds and any restrictions with respect to 50 percent of the unvested RS and RSUs of the Company’s capital stock that the executive holds will immediately lapse. The remainder of the shares will vest in accordance with the original vesting schedule.

Upon a Change in Control that constitutes a Hostile Takeover, all NEOs, including the CEO, immediately become 100 percent vested with respect to any outstanding SARs and options to purchase the Company’s capital stock that the executive holds and any restrictions with respect to RS and RSUs of the Company’s capital stock that the executive holds will immediately lapse.

Under the continuity agreements, the definition of “Hostile Takeover” means any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50 percent or more of the total voting power represented by the Company’s then outstanding voting securities, without the approval of the Company’s Board of Directors.

Termination Resulting from Death or Disability

If the Company terminates the employment of an executive, other than the CEO, as a result of the executive’s disability or death, then the executive will not be entitled to receive severance or other benefits under the continuity agreement, but will be eligible for those benefits as may be established under the Company’s existing severance and benefits plans and policies at the time of the disability or death.

Excise Tax Reimbursement

The executives are eligible for Company reimbursement of golden parachute excise taxes paid or payable by them. In the event that any payment or other benefit conferred by the Company to or for the benefit of the executive under the continuity agreement, whether paid or payable, but determined without regard to any additional payment required under the continuity agreement (the “Payments”), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code (the “Excise Tax”), then the executive shall be entitled to receive an additional payment from the Company (the “First Reimbursement Payment”) equal to 100 percent of any Excise Tax actually paid or payable by the Employee in connection with the Payments, plus an additional payment from the Company in such amount that after payment of all taxes (including, without limitation, any interest and penalties on such taxes and the Excise Tax) on the Reimbursement Payment, the executive retains an amount equal to the Payments.

Reason for Termination	Severance Benefits (1)

Termination without Cause apart from a Change in Control

•        Base Salary-current base salary for 6 months

•        COBRA-$650 per month for 6 months

•        Stock-SOs and SARs cease to vest and all unvested SOs and SARs are cancelled. Unvested RS and RSUs are subject to forfeiture and repurchase pursuant to the terms of the stock agreements.

Involuntary termination without Cause following a Change in Control at any time within 24 months after a Change in Control

•        Current compensation for 24 months. (2)

•        COBRA-$650 per month for 24 months. If employee is no longer a qualified beneficiary; COBRA lump sum payment of last monthly reimbursement paid multiplied by six.

•        Outplacement Services-for 24 months not to exceed $15,000

•        Stock-100% vested with respect to any outstanding SARs and options to purchase the Company’s capital stock that the executive holds. Any restrictions with RS and RSUs immediately lapse.

Change in Control without termination	Stock-50% vested with respect to any outstanding unvested SARs and options to purchase the Company’s capital stock that the executive holds. Any restrictions with respect to 50% of the unvested RS and RSUs immediately lapse.

Change in Control without termination-Hostile Takeover	Stock-100% vested with respect to any outstanding SARs and options to purchase the Company’s capital stock that the executive holds. Any restrictions with respect to the unvested RS and RSUs immediately lapse.

Termination resulting from death or disability	Not entitled to receive severance or other benefits under the continuity agreement, but is eligible for those benefits as may be established under the Company’s existing severance and benefits plans and policies at the time of the disability or death.

(1)	Summary of items under continuity agreement. Terms and definitions under continuity agreement apply.
(2)

“Current compensation” means an amount equal to the greater of (i) the executive’s base compensation earned in the fiscal year preceding the fiscal year of the executive’s termination; or (ii) the executive’s base compensation for the fiscal year of the executive’s termination, including 100 percent of any bonus which the executive could have earned during such fiscal year, assuming the achievement of all relevant executive and Company goals, milestones and performance criteria.

Employment Agreement of the Chief Executive Officer

Mr. Baker entered into a new employment agreement effective January 1, 2007. Under this agreement, including the effect of a clarifying amendment, if the CEO’s employment is involuntarily terminated without cause within 24 months following a Change in Control, Mr. Baker is entitled to receive as severance an amount equal to the sum of (i) his current compensation that would otherwise have been payable during the Continuation Period if his service had not been terminated, plus (ii) an amount equal to the cash portion of his target annual bonus for the fiscal year in which the termination occurs (with it deemed that all performance goals have been met at 100 percent of budget or plan) multiplied by three. Mr. Baker will be eligible to receive reimbursement equal to $1,300 per month for COBRA coverage during the continuation period if group health coverage is elected by him. The vesting and exercisability of all of Mr. Baker’s outstanding equity awards will be automatically accelerated and any transfer or forfeiture restrictions on the equity awards automatically lapse as to 100 percent of the unvested shares at the time of the involuntary termination. With regards to any SOs granted to Mr. Baker following January 1, 2003 and any other equity awards granted to Mr. Baker on or following the date of the new employment agreement, the exercisability of SOs and equity awards following an involuntary termination of Mr. Baker’s employment within 24 months following a Change in Control will be extended to a total of 12 months from Mr. Baker’s termination. With regard to any SOs granted to Mr. Baker on or prior to January 1, 2003 and any other equity awards granted to Mr. Baker prior to January 1, 2007, the exercisability of SOs and equity awards following an involuntary termination of Mr. Baker’s employment within 24 months following a Change in Control will be extended to the later of (i) the 15th day of the third month following or (ii) December 31 of the year if which, in each case, the option or other equity award would have otherwise expired following Mr. Baker’s termination.

For purposes of Mr. Baker’s employment agreement, “Continuation Period” is defined as the period of time commencing with the termination of Mr. Baker’s employment in an Involuntary Termination during the term of the employment agreement and ending with the expiration of 36 months following the date of termination.

Involuntary Termination Without Cause Apart from a Change in Control

In the event Mr. Baker’s employment is involuntarily terminated without cause at any time prior to the occurrence of a Change in Control or after the 24 month period following a Change in Control, Mr. Baker is entitled to receive as severance in one lump-sum payment an amount equal to (i) his current compensation (on a monthly basis) multiplied by 18, plus (ii) an amount equal to his base salary for the fiscal year in which the termination occurs subject to Mr. Baker executing and not revoking a general release of claims against the Company in a form acceptable to the Company. For a period of 18 months following Mr. Baker’s termination, he is entitled to receive a payment in an amount equal to $1,300 per month, which will be intended to reimburse his premium payment, if any, for group health coverage elected by him for COBRA coverage. The vesting and exercisability of all equity awards will be automatically accelerated and any transfer or forfeiture restrictions will automatically lapse as to 100 percent of the unvested shares at the time of involuntary termination.

Change in Control without Termination

Upon a Change in Control, the vesting and exercisability of all of Mr. Baker’s outstanding equity awards will be automatically accelerated and any transfer or forfeiture restrictions on the equity awards will automatically lapse as to 50 percent of the then-unvested shares.

Upon a Change in Control resulting from a Hostile Takeover, the vesting and exercisability of all of Mr. Baker’s outstanding equity awards will be automatically accelerated and any transfer or forfeiture restrictions on the equity awards automatically lapse as to 100 percent of the shares.

Termination Resulting from Death or Disability

If Mr. Baker’s employment is terminated as a result of his death or disability, the vesting and exercisability of his outstanding equity awards will be automatically accelerated and any transfer or forfeiture restrictions on the equity awards will automatically lapse as to 100 percent of the shares. Mr. Baker, or, as the case may be, his estate or designated beneficiary(ies) will receive payment(s) for all salary and unpaid vacation accrued as of the date of his termination of employment and his benefits will be continued under the Company’s existing benefit plans and policies in effect on the date of termination and in accordance with applicable law.

The term “Disability” means that Mr. Baker has been unable to perform his duties under his employment agreement as a result of his incapacity due to physical or mental illness, and such inability, at least 26 weeks after its commencement, is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to Mr. Baker or his legal representative (such agreement as to acceptability not to be unreasonably withheld). Termination resulting from Disability may only be effected after at least 30 days’ written notice by the Company of its intention to terminate Mr. Baker’s employment. In the event that Mr. Baker resumes the performance of substantially all of his duties hereunder before the termination of employment becomes effective, the notice of intent to terminate shall automatically be deemed to have been revoked.

Excise Tax Reimbursement

Mr. Baker’s employment agreement provides that he is eligible for Company reimbursement of golden parachute excise taxes paid or payable by him. In the event that any payment or other benefit conferred by the Company to or for the benefit of Mr. Baker under his employment agreement, whether paid or payable, but determined without regard to any additional payment required under the employment agreement, would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then Mr. Baker shall be entitled to receive an additional payment from the Company (the “First Reimbursement Payment”) equal to 100 percent of any Excise Tax actually paid or payable by Mr. Baker in connection with the Payments, plus an additional payment from the Company in such amount that after payment of all taxes on the First Reimbursement Payment (including, without limitation, any interest and penalties on such taxes and the Excise Tax), Mr. Baker retains an amount equal to the Payments.

Additional Benefits

Mr. Baker is eligible to participate in the Company’s employee benefit plans including medical, dental, vision, life insurance, and short and long term disability plans. He is also able to participate in the Company’s employee stock purchase plan and the 401(k) Plan.

The Company provides the following benefits to Mr. Baker at the Company’s expense:

(i)	an annual physical examination, with Mr. Baker’s agreement that the doctor performing the examination will provide a copy of the examination report to the Compensation Committee and Board of Directors;

(ii)	a term life insurance policy with a face value of $1,000,000; and

(iii)	the reimbursement of attorneys’ fees and expenses incurred by Mr. Baker in connection with the negotiation and execution of the employment agreement, up to a maximum of $5,000.

Loan

The employment agreement provides for a loan repayment in connection with Mr. Baker’s relocation to the San Francisco Bay Area, as evidenced by a promissory note dated August 19, 1997, including any accrued interest. The loan repayment is due and payable upon the first to occur of: (i) 30 days following a sale or transfer of the property securing the loan or any interest therein, other than a transfer of the property to Mr. Baker’s spouse or former spouse pursuant to a court order in connection with a divorce proceeding; (ii) three months following a voluntary termination; (iii) 12 months following an involuntary termination or executive’s death; or (iv) 12 months following a Change in Control. Mr. Baker paid the loan in full on January 2, 2007.

The following table describes the material terms of the Employment Agreement for the CEO.

Reason for Termination	Severance Benefits (1)
Involuntary Termination without Cause apart from a Change in Control, or after the 24-month period following the effective date of a Change in Control

•        One lump-sum payment equal to (i) current compensation (on a monthly basis) multiplied by 18, plus (ii) an amount equal to Executive’s base salary for the fiscal year in which the termination occurs.

•        COBRA-$1,300 per month for 18 months

•        Stock-Equity awards are automatically accelerated and any transfer or forfeiture restrictions on the equity awards automatically lapse as to 100% of the unvested shares.

Involuntary termination without Cause following a Change in Control at any time within 24 months after a Change in Control

•        Sum of (i) Current compensation and (ii) cash portion of target annual bonus for fiscal year in which termination occurs multiplied by three. (2)

•        COBRA-$1,300 per month for 36 months.

•        Stock-The vesting and exercisability of all outstanding equity awards will be automatically accelerated and any transfer or forfeiture restrictions on the equity awards automatically lapse as to 100 percent of the unvested shares at the time of the involuntary termination.

•        SOs granted following January 1, 2003 and any other equity awards granted on or following the date of the employment agreement, the exercisability of SOs and equity awards will be extended to a total of 12 months from termination.

•        SOs granted on or prior to January 1, 2003 and any other equity awards granted prior to January 1, 2007, the exercisability of SOs and equity awards will be extended to the later of (i) the 15th day of the third month following or (ii) December 31 of the year if which, in each case, the option or other equity award would have otherwise expired following termination.

Change in Control without termination	Stock-vesting and exercisability of all outstanding equity awards will be automatically accelerated and any transfer or forfeiture on the equity awards will automatically lapse as to 50% of the then-unvested shares.

Reason for Termination	Severance Benefits (1)
Change in Control without termination-Hostile Takeover	Stock-vesting and exercisability of all outstanding equity awards will be automatically accelerated and any transfer or forfeiture restrictions on the equity awards automatically lapse as to 100% of the shares.

Termination resulting from death or disability	Vesting and exercisability of outstanding equity awards will be automatically accelerated and any transfer or forfeiture restrictions will automatically lapse as to 100% of the shares. Mr. Baker or his estate or designated beneficiary(ies) will receive payment(s) for all salary and unpaid vacation accrued as of the date of termination of employment and his benefits will be continued under the Company’s existing benefit plans and policies in effect on the date of termination and in accordance with applicable law.

Additional Benefits

•        Annual physical

•        Term life policy $1,000,000 face value

•        Reimbursement of up to $5,000 for attorney’s fees and expenses incurred in connection with the negotiation and execution of the employment agreement.

(1)	Summary of items under employment agreement. Terms and definitions under employment agreement apply.
(2)	“Current Compensation” means an amount equal to the greater of (i) executive’s base salary earned in the fiscal year preceding the fiscal year of executive’s termination, or (ii) executive’s base salary for the fiscal year of executive’s termination.

How is the compensation of the Chief Executive Officer determined?

In setting Mr. Baker’s annual salary, target bonus and equity compensation grants, the Lead Independent Director, with input from all outside directors, prepares a comprehensive performance review which is set in the context of performance against pre-established goals and priorities that have been approved by the Board of Directors. The Committee also relies on market-competitive pay data (as discussed above) and the belief that a strong relationship exists between the CEO’s pay and the creation of long-term Company value.

During fiscal 2007, Mr. Baker earned a gross salary of $466,807 and earned a cash bonus of $341,923 for a total cash compensation of $808,730. In March 2008, Mr. Baker also received 2,619 RSUs for the equity portion of his 2007 bonus. In 2007, Mr. Baker was also granted 2,771 SOs and 91,870 SARs as discretionary long term incentive awards. On January 2, 2007, Mr. Baker also received a grant of 100,000 SARs in connection with renewal of his employment agreement dated January 1, 2007. This grant was made to provide Mr. Baker with an incentive to continue his employment with the Company and to motivate Mr. Baker to maximize the value of the Company in the event of a Change of Control for the benefit of the stockholders. The SARs vest with respect to 25,000 shares on January 2, 2007 and an additional 25,000 shares on each subsequent January 2nd subject to Mr. Baker’s continued employment through January 2, 2010.

The Summary Compensation Table includes additional information regarding the other compensation and benefits paid to Mr. Baker.

What other elements of compensation and perquisites are offered to executive officers?

In addition to the executive compensation discussed above, the executive officers are eligible to receive health care coverage that is generally available to other employees of the Company. The Company also offers a number of other benefits to the NEOs pursuant to benefit programs that provide for broad-based employee participation. These benefit programs include the employee stock purchase plan, medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, educational assistance, employee assistance, the 401(k) Plan (as described above) and certain other benefits. Many employees are also eligible for variable pay under sales incentive plans and/or the company bonus plan.

The availability of the benefit programs allows the Company to attract, recruit and retain employees. The benefit programs provide employees access to quality healthcare and assists employees in meeting their financial and retirement goals. The Company also believes this assists in increasing employee loyalty to the Company.

Does the Company have any policies with respect to equity compensation awards?

The Company evaluates the allocation of equity awards among SO grants, RS grants, SARs, RSUs, participation units and the various other products available under the 2003 Plan by reference to the Peer Group and medical technology competitive companies discussed above. In 2007, the Company granted all equity SOs and SARs to employees, including executive officers, based on the closing fair market value of the Company’s common stock on the day of the grant. The Company does not have a policy of granting equity-based awards at other than the fair market value. Beginning in 2007, the exercise price for stock option grants and similar awards is determined by using the closing market price per share of the Company’s common stock as reported on the NASDAQ stock exchange on the date of grant.

Periodic grants of equity-based compensation awards for executive officers made under the compensation program discussed above are approved by the Compensation Committee (and, with respect to any grant to the CEO or other executive officer included in the periodic grant, by the Board) and ratified at the February and July meetings of the Board of Directors, or such later date that is at least the third business day after the Company has publicly released its operating and financial results for the fiscal year just ended, and the date or the later dates as established by the Board of Directors or the Compensation Committee will serve as the grant date of such awards. The date of the February and July Board meetings are established by the Board each year in the prior year. The Company may also make grants of equity incentive awards at the discretion of the Compensation Committee or the Board of Directors in connection with the hiring of new executives. Notwithstanding the foregoing, the Company will not make grants of equity-based compensation when employee-stockholders are otherwise prohibited from trading in the Company’s securities in accordance with the Company’s Code of Conduct and insider trading policies, otherwise known as a “blackout period.” Consistent with this policy, the Company does not make equity-based grants while in possession of material non-public information. The policy regarding the granting of equity-based compensation awards was adopted by the Compensation Committee on February 22, 2007.

Tax and Accounting Considerations

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for each of the Chief Executive Officer and certain other NEOs, unless such compensation meets the requirements for the “performance-based” exception to the general rule. The cash compensation paid to each NEO in 2007 did not exceed $1 million and the cash compensation payable to each of the NEOs, including the Chief Executive Officer, in 2008 is also expected to be below $1 million. The Compensation Committee intends to continue seeking a tax deduction for all executive compensation, to the extent it determines that it is in the best interests of the Company. All of the SOs and SARS granted to our NEOs are intended to qualify under

Section 162(m) as performance-based compensation, although the income from RS and RSUs granted to our NEOs generally does not qualify as performance-based compensation under Section 162(m). For the CEO, income from RSU vesting will cause the non-performance based compensation to exceed $1 million.

COMPENSATION COMMITTEE REPORT

The Compensation Committee establishes and oversees the design and functioning of the Company’s executive compensation policies and procedures. We have reviewed and discussed the foregoing Compensation Discussion and Analysis with the management of the Company. Based on this review and discussion, we recommend to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for the 2008 Annual Meeting.

The Compensation Committee

David Fitzgerald

Peter Wilson

Dr. Barbara Boyan

The foregoing Report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned during the Last Fiscal year by the Company’s Chief Executive Officer, the Company’s Chief Financial Officer, and the other three most highly compensated executive officers of the Company who were serving as executive officers as of December 31, 2007, as well as Mr. Sanchez who would have been among this group but for the fact that his employment was terminated in November 2006.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (4)	Option Awards ($) (5)	All Other Compensation ($) (6)	Total ($)
Michael A. Baker President and Chief Executive Officer	2006 2007	$442,504 466,807	$283,500 341,923	$434,896 427,888	$1,047,159 1,840,037	$2,850 2,850	$2,210,909 3,079,505

Michael Gluk, Senior Vice President and Chief Financial Officer	2006 2007	$227,205 252,313	$133,270 148,475	$81,934 83,473	$544,227 662,247	$2,000 2,000	$988,636 1,148,508

Fernando V. Sanchez Senior Vice President, Corporate Development (3)	2006 2007	$231,748 —	$35,100 —	$269,450 —	$137,413 —	$50,000 —	$723,711 —

Richard A. Christensen Senior Vice President, Operations	2006 2007	$226,600 236,579	$119,845 138,488	$98,437 88,664	$520,225 468,935	$2,000 2,000	$967,107 934,666

John H. Giroux Senior Vice President, Sports Medicine	2006 2007	$238,243 142,471	$120,120 142,471	$79,690 65,257	$462,078 322,422	$2,000 2,000	$902,131 776,686

John T. Raffle Sr. Vice President, Strategic Business Units	2006 2007	$230,618 252,313	$122,099 148,475	$117,142 139,543	$192,411 252,223	$2,000 2,000	$664,270 794,887

(1)	Since salary increases occur annually in April, the salaries presented in this column reflect three months at one annual salary rate and nine months at a different annual salary rate for all NEOs. Refer to “Elements of Compensation” and “Base Compensation” sections of the Company’s Compensation and Disclosure and Analysis (“CD&A”) on pages 27 through 29 of this Proxy Statement. In addition, Michael Gluk was promoted from Vice President of Finance and Administration to Chief Financial Officer in May 2006 and John Raffle was promoted from Vice President, Corporate Development and Legal Affairs to Senior Vice President and General Manager, Strategic Business Units in May 2006. Both Mr. Gluk and Mr. Raffle received salary increases in conjunction with their promotions.
(2)	Represents bonus amounts paid in accordance with the 2007 and 2006 Executive Officer Bonus Plans. Refer to the “Performance-Based Compensation” section of the Company’s CD&A beginning on page 30 of this Proxy Statement.
(3)	Mr. Sanchez was the Company’s Chief Financial Officer from February 15, 2002 to May 9, 2006, and the Company’s Senior Vice President, Corporate Development from May 9, 2006 until November 27, 2006 at which time his employment with the Company was terminated. The bonus earned by Mr. Sanchez for the 2006 Fiscal year represents 25 percent of his annual bonus total, as paid in accordance with the 2006 Executive Officer Bonus Plan.
(4)

The Stock Awards column shows the 2007 compensation cost of awards granted in 2007 and prior periods under the Company’s Amended and Restated 2003 Incentive Stock Plan. The 2007 compensation cost shown in the Stock Awards column, represents grants of restricted stock units (“RSUs”), recognized for financial statement reporting purposes computed in accordance with Statement of Financial Accounting Standards No. 123R (“FAS 123R”). RSUs vest annually and are accounted for as equity awards. The

Company recognizes compensation expense ratably over the 5-year vesting period, except for 3,750 shares granted to Mr. Baker related to his 2005 compensation and 100,000 RSUs granted to Mr. Baker in January 2007, which vest over a period of three years.

(5)	The amounts shown in the Option Awards column reflect the 2007 compensation cost recognized for financial statement reporting purposes computed in accordance with FAS 123R. Components of this cost include the portion of 2007 grants of stock options and stock appreciation rights recognized in 2007 and the portion of all other outstanding stock options recognized during 2007. The options granted to each of the NEOs have an exercise price equal to the closing price of the Company’s common stock on the date prior to grant, have a term of seven years from the date of grant and vest in equal monthly installments over a period of four years. The stock appreciation rights granted to each of the executive officers have a term of seven years from the date of grant and vest in equal quarterly installments over a period of four years. Refer to Note 11, “Stockholders’ Equity”, in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K filed on February 29, 2008 for the relevant assumptions used to determine the valuation of our option and stock appreciation right awards.
(6)	The All Other Compensation column consists of a $2,000 401(k) contribution match in the Company’s common stock made to all NEOs, except for Mr. Sanchez who was not employed by the Company at December 31, 2006. In addition to the 401(k) contribution match, Mr. Baker is also entitled to Company reimbursement of his life insurance premiums, which total $850 per year. Refer to the “Employment Agreement of the Chief Executive Officer” section of the Company’s CD&A on page 37 of this Proxy Statement. The $50,000 set forth under Mr. Sanchez’s name is a lump sum payment to reimburse relocation expenses he incurred to move to our Austin, Texas office.

Grants of Plan-Based Awards Table

The following table provides information pertaining to option grants made to our Chief Executive Officer and each of our NEOs during the Last Fiscal year.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($ / Sh) (1)	Grant Date Fair Value of Stock and Option Awards ($) (2)
Michael A. Baker	1/2/2007	25,000	(3)	—		39.92	317,883
	1/2/2007	75,000	(4)	—		39.92	953,648
	02/27/07	2,771	(5)	—		36.08	32,207
	02/27/07	91,870	(6)	—		36.08	1,067,787
	02/27/07	—		—		36.08	121,478

Michael Gluk	02/27/07	2,771	(5)	—		36.08	32,207
	02/27/07	40,512	(6)	—		36.08	470,863

Richard A. Christensen	02/27/07	2,771	(5)	—		36.08	32,207
	02/27/07	40,512	(6)	—		36.08	470,863

John H. Giroux	02/27/07	2,771	(5)	—		36.08	32,207
	02/27/07	20,898	(6)	—		36.08	242,893

John T. Raffle	02/27/07	2,771	(5)	—		36.08	32,207
	02/27/07	21,886	(6)	—		36.08	254,377
	02/27/07	—		6,000	(7)	36.08	216,480

(1)	In keeping with the Company’s standard policy and practice in place at the time of grant, the exercise price of the stock awards granted was $39.92 and $36.08 per share, respectively, the prior business day’s closing price of the Common stock as reported on the NASDAQ stock exchange.

(2)	Refer to Note 11, “Stockholders’ Equity”, in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K filed on February 29, 2008 for the relevant assumptions used to determine the valuation of our option awards.
(3)	Represent stock appreciation right awards that vest or become exercisable immediately upon grant date.
(4)	Represent option awards that vest or become exercisable annually over three years.
(5)	Represent option awards that vest or become exercisable monthly over four years.
(6)	Represent option awards that vest or become exercisable quarterly over four years.
(7)	Represent restricted stock unit award that vest or become exercisable annually over five years.

Outstanding Equity Awards at Fiscal year End Table

The following table provides information pertaining to the options and stock awards of our Chief Executive Officer and each of our NEOs that were outstanding as of Fiscal Year end.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (7)
Michael A. Baker	80,000	(2)			$17.38	08/31/2009
	71,027	(2)			23.00	06/21/2010
	10,000	(2)			16.75	10/20/2010
	116,397	(2)			27.56	07/30/2011
	28,746	(2)			14.10	02/15/2012
	17,708	(2)	7,292	(2)	31.50	02/15/2012
	22,517	(2)			10.00	06/07/2012
	12,250	(3)	15,750	(3)	46.84	02/21/2013
	916	(2)	1,000	(2)	46.84	02/21/2013
			84	(2)	46.84	02/21/2013
	23,565	(2)			13.59	04/24/2013
	1,708	(2)			13.80	07/24/2013
			1,563	(2)	24.50	01/02/2014
	70,852	(2)			24.50	01/02/2014
	25,000	(3)			39.92	01/02/2014
			75,000	(3)	39.92	01/02/2014
			2,771	(2)	36.08	02/27/2014
	17,225	(3)	74,645	(3)	36.08	02/27/2014
			2,500	(2)	24.38	03/10/2014
	37,500	(2)			24.38	03/10/2014
			3,282	(2)	30.69	01/03/2015
	52,294	(2)	19,424	(2)	30.69	01/02/2015
							30,000	(6)	268,200
							15,000	(5)	348,750
							20,000	(4)	630,000
							3,750	(5)	175,650
							15,000	(4)	702,600
							3,367	(4)	121,478

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (7)
	Exercisable		Unexercisable
Michael Gluk	9,618	(2)	3,206	(2)	$30.97	12/02/2014
	49,382	(2)	21,794	(2)	30.97	12/02/2014
	66	(2)	231	(2)	31.50	02/15/2012
	3,475	(2)	1,228	(2)	31.50	02/15/2012
			584	(2)	46.84	02/21/2013
	916	(2)	500	(2)	46.84	02/21/2013
	5,687	(3)	7,313	(3)	46.84	02/21/2013
			2,771	(3)	36.08	02/27/2014
	7,596	(3)	32,916	(3)	36.08	02/27/2014
							5,000	(4)	154,850
							2,000	(5)	63,000
							2,500	(4)	117,100

Richard A. Christensen	35,000	(2)			$10.71	07/12/2012
	19,208	(2)			13.59	04/24/2013
	2,000	(2)			13.80	07/24/2013
	6,467	(2)	1,250	(2)	24.38	03/10/2014
	12,283	(2)			24.38	03/10/2014
			1,925	(2)	21.05	04/29/2014
	34,165	(6)	3,910	(6)	21.05	04/29/2014
			1,545	(2)	31.50	02/15/2012
	10,625	(2)	2,830	(2)	31.50	02/15/2012
	7,875	(3)	10,125	(3)	46.84	02/21/2013
			584	(2)	46.84	02/21/2013
	916	(2)	500	(2)	46.84	02/21/2013
			2,771	(2)	36.08	02/27/2014
	7,596	(3)	32,916	(2)	36.08	02/27/2014
							5,000	(6)	44,700
							4,000	(5)	93,000
							4,000	(4)	126,000
							5,000	(4)	234,200

John H. Giroux	254	(2)	1,250	(2)	$24.38	03/10/2014
	163	(2)			24.38	03/10/2014
			3,041	(2)	31.50	02/15/2012
	834	(2)	2,793	(2)	31.50	02/15/2012
	1,125	(3)	10,125	(3)	46.84	02/21/2013
			584	(2)	46.84	02/21/2013
	84	(2)	500	(2)	46.84	02/21/2013
			2,771	(2)	36.08	02/27/2014
	3,918	(3)	16,980	(3)	36.08	02/27/2014
							5,000	(6)	44,700
							4,000	(5)	93,000
							4,000	(4)	126,000
							5,000	(4)	117,000

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)		Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date (1)	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (7)
	Exercisable		Unexercisable
John T. Raffle	126	(2)			$13.80	07/24/2013
	2,178	(2)	938	(2)	24.38	03/10/2014
	323	(2)			24.38	03/10/2014
			3,073	(2)	31.50	02/15/2012
	2,500	(2)	1,302	(2)	31.50	02/15/2012
	5,687	(3)	7,313	(3)	46.84	02/21/2013
			584	(2)	46.84	02/21/2013
	916	(2)	500	(2)	46.84	02/21/2013
			2,771	(2)	36.08	02/27/2014
	4,103	(3)	17,783	(3)	36.08	02/27/2014
							8,500	(6)	75,990
							5,000	(5)	116,250
							5,000	(4)	157,500
							5,000	(4)	234,200
							6,000	(4)	216,480

(1)	Option and stock awards granted before February 2005 have a 10-year term. Option and stock awards granted after February 2005 have a seven-year term.
(2)	Option awards become exercisable monthly over four years from grant date.
(3)	Stock appreciation rights award that vests or becomes exercisable quarterly over four years.
(4)	Restricted stock award that is released annually over five years from grant date.
(5)	Restricted stock award that is released annually over three years from grant date.
(6)	Restricted stock award that is released 100 percent after five years from grant date.
(7)	Value is based on the closing price of the Company’s common stock of $48.05 on December 31, 2007, as reported on the NASDAQ stock exchange.

Options Exercised and Stock Vested Table

The following table provides information regarding the number and value of options exercised and stock vested during the Last Fiscal year by our Chief Executive Officer and each of our NEOs.

Name	Exercised Option Awards (1)		Vested Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (3)
Michael A. Baker	58,192	$2,549,332	13,250	$490,920
Michael Gluk	8,000	179,040	2,566	124,061
Richard A. Christensen	12,500	549,003	3,133	115,801
John H. Giroux	21,608	559,750	2,633	97,081
John T. Raffle	67,915	2,144,901	3,666	135,383

(1)	The Company has a policy requiring all NEOs to implement plans pursuant to 10b5-1 of the Securities Exchange Act. All NEOs have implemented 10b5-1 plans, and all option exercises in this table were in accordance with such plans.
(2)	Represents the difference between the exercise price and the fair market value of the Company’s common stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

(3)	Represents the fair market value of the Company’s common stock on the vesting date, multiplied by the number of shares that vested.

The Company has not established any long-term incentive plans or defined benefit or actuarial plans covering any of the NEOs.

Potential Payments Upon Termination or Change in Control Tables

The compensation and benefits described below assume that the NEOs were terminated without Cause effective December 31, 2007. The descriptions set forth below are based on our best estimate of the compensation and benefits that would be provided to the executives upon an involuntary termination of employment; however, any actual amounts will be determined based on the facts and circumstances in existence at that time.

	Involuntary Termination without Cause
Name	Salary Continuation or Severance ($)		Benefits or Perquisites ($)		Accelerated Vesting of Option Awards ($)		Accelerated Vesting of Stock Awards ($)
Michael A. Baker	$1,175,000	(1)	$23,400	(3)	$2,167,631	(5)	$1,345,740	(5)
Michael Gluk	127,500	(2)	3,900	(4)	—		—
Richard A. Christensen	119,000	(2)	3,900	(4)	—		—
John H. Giroux	122,500	(2)	3,900	(4)	—		—
John T. Raffle	122,500	(2)	3,900	(4)	—		—

(1)	Mr. Baker’s employment contract provides for a lump sum severance payment upon involuntary termination without cause in an amount equal to 1) eighteen times the greater of his current monthly base compensation or his monthly base compensation in the prior fiscal year, plus 2) an amount equal his annual base salary in the fiscal year his termination occurs. As of December 31, 2007, Mr. Baker’s base compensation was $470,000.
(2)	The employment contracts of Messrs. Gluk, Christensen, Giroux and Raffle each provide for severance payments upon involuntary termination without cause in amounts equal to six months of current compensation excluding bonus, paid in accordance with the Company’s normal payroll practice.
(3)	Mr. Baker’s employment contract provides that in the event of involuntary termination without cause, the Company will reimburse him for COBRA expenses up to a maximum of $1,300 per month for 18 months. The total of such maximum payments to Mr. Baker was calculated to be $23,400.
(4)	In the event of involuntary termination without cause, the employment contracts of Messrs. Gluk, Christensen, Giroux and Raffle each provide for COBRA expense reimbursement up to a maximum of $650 per month for 6 months. The total of such maximum payments to each of Messrs. Gluk, Christensen, Giroux and Raffle was calculated to be $3,900 per individual.
(5)	Mr. Baker’s employment contract provides for accelerated vesting of 100 percent of Mr. Baker’s unvested options and equity awards in the event his employment is terminated without Cause. Note that the stock option/SAR value represents the intrinsic value of the unvested stock options and SARs that would have accelerated as of December 31, 2007, calculated as the excess of our share price of $48.05 on December 31, 2007, over the exercise price of the option, multiplied by the number of shares which would have become vested and exercisable.

In the event of involuntary termination as a result of death or disability, Mr. Baker’s employment contract provides for the accelerated vesting of all Mr. Baker’s unvested options and equity awards. If such termination would have occurred on December 31, 2007, total value of the accelerated vesting of his options and equity awards would have been $3,513,371. The stock option/SAR value represents the intrinsic value of the unvested stock options and SARs that would have accelerated as of December 31, 2007, calculated as the excess of our share price of $48.05 on December 31, 2007, over the exercise price of the option, multiplied by the number of shares which would have become vested and exercisable. In addition to accelerated vesting, Mr. Baker, or his estate, is also entitled to continued participation in the Company benefits program. No other NEO is entitled to receive accelerated vesting or other benefits upon termination due to death or disability.

The compensation and benefits described below assume that the NEOs were terminated effective December 31, 2007, within 24 months following a change in control of the Company. The descriptions set forth below are based on our best estimate of the compensation and benefits that would be provided to the executives upon a termination of employment upon a change in control; however, any actual amounts will be determined based on the facts and circumstances in existence at that time.

	Termination Upon a Change in Control of the Company
Name	Salary Continuation or Severance ($)		Benefits or Perquisites ($)		Accelerated Vesting of Option Awards ($)		Accelerated Vesting of Stock Awards ($)		Section 280G Gross-Up Payments ($) (6)
Michael A. Baker	$2,467,500	(1)	$23,400	(3)	$2,167,631	(5)	$1,345,740	(5)	—
Michael Gluk	816,000	(2)	30,600	(4)	888,480	(5)	131,480	(5)	—
Richard A. Christensen	762,000	(2)	30,600	(4)	700,275	(5)	307,660	(5)	—
John H. Giroux	784,000	(2)	30,600	(4)	367,123	(5)	213,980	(5)	—
John T. Raffle	816,000	(2)	30,600	(4)	350,800	(5)	574,324	(5)	—

(1)	Mr. Baker’s employment contract provides for a lump-sum severance payment upon termination as a result of a change of control in an amount equal to 36 months of the greater his base salary in the year of termination or the year prior to termination, plus an amount equal to the cash portion of 100 percent of the annual target bonus in the fiscal year in which the termination occurs multiplied by three. As of December 31, 2007, Mr. Baker’s base compensation was $470,000 and the cash portion of his annual target bonus was $352,000.
(2)	The continuity agreements of Messrs. Gluk, Christensen, Giroux and Raffle each provide for severance payments upon termination as a result of a change of control in amounts equal to 24 months of the greater of their current compensation in the fiscal year of termination including target bonus, or their compensation in the fiscal year prior to termination including target bonus, paid in accordance with the Company’s normal payroll practice.
(3)	Mr. Baker’s employment contract provides that in the event of termination upon a change in control, the Company will reimburse him for COBRA expenses up to a maximum of $1,300 per month for 36 months, plus outplacement expense reimbursement up to a maximum of $23,400. The total of such maximum payments to Mr. Baker was calculated to be $23,400.
(4)	The continuity agreements of Messrs. Gluk, Christensen, Giroux and Raffle each provide that the Company will reimburse each for COBRA expenses up to a maximum of $650 per month for 24 months, plus outplacement expense reimbursement up to a maximum of $15,000. The total of such maximum payments to Messrs. Gluk, Christensen, Giroux and Raffle was calculated to be $30,600 per individual.
(5)	The employment contract of Mr. Baker and the continuity agreements of Messrs. Gluk, Christensen, Giroux and Raffle provide for accelerated vesting of 100 percent of the NEO’s unvested options and equity awards in the event the NEO’s employment is terminated as a result of a change in control of the Company. Refer to the “Involuntary Termination Following a Change in Control” section of the CD&A on page 34 of this Proxy Statement for a more detailed discussion of accelerated vesting clauses. Note that the stock option/SAR values in this table represent the intrinsic value of the unvested stock options and SARs that would have accelerated as of December 31, 2006, calculated as the excess of our share price of $48.05 on December 31, 2007, over the exercise price of the option, multiplied by the number of shares which would have become vested and exercisable.
(6)

Internal Revenue Code Section 280G provides that certain payments made to executives that are contingent upon a change in control of the Company are subject to the 20 percent excise tax imposed by Internal Revenue Code Section 4999. The excise tax is imposed if the change in control payments exceed a threshold amount of three times the average taxable income of the executive officer over the last five years. The employment contract of Mr. Baker and the continuity agreements of Messrs. Gluk, Christensen, Giroux and Raffle contain clauses which provide for Company reimbursement of the excise taxes paid or payable by the NEOs should the change in control payments exceed the threshold limitation. In addition to reimbursement of the excise tax, the employment contracts also provide that the Company will reimburse the NEOs for any income tax liability resulting from the Company’s excise tax reimbursement payment. This provision is commonly referred to as a “Section 280G Gross-Up” payment. The 280G gross-up payments presented in this table were calculated in compliance with Section 280G of the Internal Revenue Code. Refer to the “Excise Tax Reimbursement” section of the CD&A on page 34 of this Proxy Statement. Based on the foregoing calculations, assuming a termination date of December 31, 2007, the Company would not be required to provide any Section 280G Gross-Up payments to the NEOs.

The compensation and benefits described below assume that there was a change in control of the Company effective December 31, 2007, and that none of the NEOs were terminated in conjunction to the change in control. The descriptions set forth below are based on our best estimate of the compensation and benefits that would be provided to the executives upon a change in control; however, any actual amounts will be determined based on the facts and circumstances in existence at that time.

	Change in Control without Termination (1)		Hostile Takeover without Termination (2)
Name	Accelerated Vesting of Stock Options ($)	Accelerated Vesting of Stock Awards ($)	Accelerated Vesting of Stock Options ($)	Accelerated Vesting of Stock Awards ($)
Michael A. Baker	$1,083,816	$672,870	$2,167,631	$1,345,740
Michael Gluk	444,240	65,740	888,480	131,480
Richard A. Christensen	350,138	153,830	700,275	307,660
John H. Giroux	188,061	106,990	376,123	213,980
John T. Raffle	175,400	287,162	350,800	574,324

(1)	The employment contract of Mr. Baker and the continuity agreements of Messrs. Gluk, Christensen, Giroux and Raffle provide for accelerated vesting as to 50 percent of all options and equity awards when NEOs are subject to a “non-hostile” change in control of the Company without termination of employment. Refer to the “Change in Control without Termination” section of the CD&A on page 35 of this Proxy Statement for a more detailed discussion of accelerated vesting. The stock option/SAR value represents the intrinsic value of the unvested stock options and SARs that would have accelerated as of December 31, 2006, calculated as the excess of our share price of $48.05 on December 31, 2007, over the exercise price of the option, multiplied by the number of shares which would have become vested and exercisable. In the case of a non-hostile takeover, the value of accelerated vesting as to 50 percent of the options and equity awards was computed by multiplying the value of accelerated vesting as to 100 percent of the options and equity awards by 50 percent.
(2)	The employment contract of Mr. Baker and the continuity agreements of Messrs. Gluk, Christensen, Giroux and Raffle provide for accelerated vesting as to 100 percent of all options and equity awards when the change in control results from a “hostile” takeover. The definition of “Hostile Takeover” means any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50 percent or more of the total voting power represented by the Company’s then outstanding voting securities, without the approval of the Company’s Board of Directors. Refer to the “Change in Control without Termination” section of the CD&A on page 35 of this Proxy Statement for a more detailed discussion of accelerated vesting. The stock option/SAR value represents the intrinsic value of the unvested stock options and SARs that would have accelerated as of December 31, 2007, calculated as the excess of our share price of $48.05 on December 31, 2007, over the exercise price of the option, multiplied by the number of shares which would have become vested and exercisable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the Last Fiscal year, Messrs. Fitzgerald, Foster and Wilson and Dr. Boyan served as members of the Compensation Committee of the Board of Directors. None of such Compensation Committee members has ever been an officer or employee of the Company or any of its subsidiaries. In addition, during the Last Fiscal year, no member of our Board of Directors or of our Compensation Committee, and none of our executive officers, served as a member of the board of directors or compensation committee of an entity that has one or more executive officers serving as members of our Board of Directors or our Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under its charter, the Audit Committee is responsible for reviewing and approving all related party transactions, regardless of the dollar amount involved, that, if entered into, would be required to be disclosed under the rules and regulations of the SEC. No member of the Audit Committee having an interest in a related-party transaction may participate in any decision regarding that transaction.

On June 20, 1997, the Company and Mr. Baker entered into an employment offer letter, which, in addition to an annual salary and bonus, benefits and vacation time, provided for an interest-free loan by the Company in the principal amount of $500,000 in connection with Mr. Baker’s purchase of a home, payable upon the earlier of termination of employment or sale of the home. In January 2007, Mr. Baker repaid the loan in its entirety.

CERTAIN LEGAL PROCEEDINGS

On January 4, 2007, Marvin Duane Lee filed a lawsuit derivatively on behalf of ArthroCare Corporation against certain of the Company’s directors, officers and employees in the United States District Court, Western District of Texas, Austin Division, alleging a violation of federal securities laws and various state law claims related to alleged stock option backdating. Steven Nelson filed a similar lawsuit against the same defendants in the same court on February 16, 2007. These lawsuits sought monetary damages, an accounting, and various corporate governance changes. The Company filed motions to dismiss both lawsuits. On March 30, 2007, both of these lawsuits were voluntarily dismissed by the plaintiffs without prejudice and without settlement or any payment by the Company or the individual defendants.

On April 4, 2008, John McIlvaine filed a lawsuit against the Company, Michael Baker and Michael Gluk in the United States District Court for the Southern District of Florida. The plaintiff filed the lawsuit as a class action on behalf of purchasers who purchased the Company’s stock between August 4, 2006 and January 23, 2008. The lawsuit claims that the Company’s financial results were materially overstated during this time period. The lawsuit seeks money damages in an unspecified amount. The Company has reviewed the lawsuit and believes it is without merit and intends to vigorously defend itself. The Company filed a motion to dismiss the lawsuit on April 7, 2008.

CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics, which is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated there under. The Code of Business Conduct and Ethics applies to all of our directors, officers, employees and agents. A copy of the Code of Ethics is available on our website at www.arthrocare.com. We intend to post any amendments to, or waivers from, if any, our Code of Ethics on our website.

AUDIT AND NON-AUDIT FEES

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audits of the Company’s consolidated annual financial statements, effectiveness of the Company’s internal control over financial reporting, management’s assessment of internal control over financial reporting, and the reviews of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q during the fiscal years ended December 31, 2007 and 2006, and fees billed for other services rendered by PwC during those periods.

	Fiscal 2007	Fiscal 2006
Audit Fees (1)	$1,370,954	$1,314,779
Audit-Related Fees (2)	84,648	42,015
Tax Fees (3)	314,093	115,132
All Other Fees (4)	1,599	15,588

(1)	Audit fees consist of fees billed for professional services rendered for the audits of the Company’s consolidated annual financial statements, effectiveness of the Company’s internal control over financial reporting, management’s assessment of internal control over financial reporting and review of interim consolidated financial statements that are normally provided by PwC in connection with statutory and regulatory filings or engagements. The Company’s Audit Committee approved 100 percent of the services described in this paragraph.
(2)	Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”, including those associated with acquisitions, accounting consultations, and due diligence. The Company’s Audit Committee approved 100 percent of the services described in this paragraph.
(3)	Tax Fees consist of fees billed for professional services rendered for the preparation of federal and state income tax returns and tax planning. The Company’s Audit Committee approved 100 percent of the services described in this paragraph.
(4)	All Other Fees consist of fees related to the Company’s license of internal audit and accounting research software owned by PwC and a salary survey.

The Company did not incur any other fees for professional services rendered by PwC other than those disclosed above for the fiscal years 2007 and 2006.

AUDIT COMMITTEE PRE-APPROVAL PROCESS

Pursuant to our Audit Committee Charter, before the independent registered public accounting firm is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee pre-approves the engagement. Audit Committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee regarding the Company’s engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided and such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. If the Audit Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Audit Committee must be informed of each non-audit service provided by the independent registered public accounting firm. Audit Committee pre-approval of non-audit services (other than review and attest services) also is not required if such services fall within available exceptions established by the SEC.

REPORT OF THE AUDIT COMMITTEE

During the Last Fiscal year, Mr. Widman left the Audit Committee and Mr. Geremski assumed the position of Chairman in June 2007. In addition to Mr. Geremski, the committee consisted of Mr. Fitzgerald, Mr. Wilson, and Mr. Lendau, who joined the committee in June 2007. The Audit Committee is responsible for, among other duties, reviewing the Company’s internal audit and accounting processes, reviewing the results and scope of the audit and other services provided by the Company’s independent registered public accounting firm and reviewing and discussing audited financial statements, management’s assessment of internal control over financial reporting under Section 404 of the Sarbanes Oxley Act of 2002 and other accounting matters with the management of the Company. During the Last Fiscal year, the Audit Committee held ten meetings during which they reviewed and discussed financial presentations and related matters. The Audit Committee also met with the Company’s independent public accounting firm to discuss the audit for the Last Fiscal year.

Our Board of Directors has determined that the five members who have served on the Audit Committee during the Last Fiscal year, Messrs. Widman, Fitzgerald, Geremski, Lendau, and Wilson, who, with the exception of Mr. Widman, are also the current members of the Audit Committee, are independent under Securities and Exchange Commissions (“SEC”) rules and as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules. Furthermore, the Board has determined that Mr. Geremski is an “audit committee financial expert” under SEC rules and has accounting or related financial expertise under NASDAQ listing standards. No member of the Audit Committee serves on more than three audit committees of publicly-held companies.

The Company has adopted an Audit Committee Charter. Our Audit Committee Charter is available on our website at www.arthrocare.com. We intend to post all amendments, if any, to our Audit Committee Charter on our website.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2007 with management of the Company.

The Audit Committee has discussed with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) as amended, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”) as amended, and has discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the SEC.

Respectfully submitted,

Terrence E. Geremski, Chairman

David F. Fitzgerald

Peter L. Wilson

Tord B. Lendau

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

OTHER MATTERS

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy will vote the shares represented by proxy as the Board of Directors may recommend or as the proxy holders, acting in their sole discretion, may determine.

THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS, ARTHROCARE CORPORATION, 7500 RIALTO BLVD., BUILDING TWO, SUITE 100, AUSTIN, TEXAS 78735.

THE BOARD OF DIRECTORS

Dated: April 29, 2008

Appendix A

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

(As Amended through April 21, 2008)

ARTICLE 1

PURPOSE

1.1 General. The purpose of the Amended and Restated ArthroCare Corporation 2003 Incentive Stock Plan (the “Plan”) is to promote the success and enhance the value of ArthroCare Corporation (the “Company”) by linking the personal interests of the members of the Board, employees, consultants, officers, and executives of the Company and any Subsidiary, to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, employees, consultants, officers, and executives of the Company upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

2.1 Definitions. The following words and phrases shall have the following meanings:

(a) “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Dividend Equivalents award, a Stock Payment award, a Restricted Stock Unit award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

(b) “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(c) “Board” means the Board of Directors of the Company.

(d) “Change of Control” means and includes each of the following:

(1) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(A) an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(B) an acquisition of voting securities by the Company or a corporation owned, directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company;

Notwithstanding the foregoing, the following event shall not constitute an “acquisition” by any person or group for purposes of this subsection (e): an acquisition of the Company’s securities by the Company that causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change of Control; or

(2) during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clauses (1) or (3) of this subsection (e)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(3) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(4) the Company’s stockholders approve a liquidation or dissolution of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means the committee of the Board described in Article 12.

(g) “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(h) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(i) “Dividend Equivalents” means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

(j) “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” shall mean, as of any date, the value of Stock determined as follows:

(1) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(2) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(3) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

(m) “Good Reason” means a Participant’s voluntary resignation following any one or more of the following that is effected without the Participant’s written consent: (i) a change in his or her position following the Change of Control that materially reduces his or her duties or responsibilities, (ii) a reduction in his or her base salary following a Change of Control, unless the base salaries of all similarly situated individuals are similarly reduced, or (iii) a relocation of such Participant’s place of employment of more than fifty (50) miles following a Change of Control. However, if the term or concept of “Good Reason” has been defined in an agreement between a Participant and the Company or any successor or parent or Subsidiary thereof, then “Good Reason” shall have the definition set forth in such agreement.

(n) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(o) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(p) “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(q) “Option” means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(r) “Participant” means a person who, as a member of the Board, consultant to the Company or any Subsidiary or Employee, has been granted an Award pursuant to the Plan.

(s) “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

(t) “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), net losses, sales or revenue, operating earnings, operating cash flow, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(u) “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of

Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(v) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(w) “Performance Share” means a right granted to a Participant pursuant to Article 8, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(x) “Plan” means this ArthroCare Corporation Amended and Restated 2003 Incentive Stock Plan, as it may be amended from time to time.

(y) “Public Trading Date” means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

(z) “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

(aa) “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and to risk of forfeiture.

(bb) “Restricted Stock Unit” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

(cc) “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

(dd) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

(ee) “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

(ff) “Subsidiary” means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Article 11, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 3,700,000 shares. Any shares of Stock that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) share of Stock for every one (1) share of Stock granted. Any shares of Stock that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as 1.8 shares of Stock for every one (1) share of Stock granted. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

(b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any shares of Stock that again become available for grant pursuant to this Section 3.1 shall be added back as (i) one (1) share of Stock if such shares were subject to Options or Stock Appreciation Rights, and (ii) as 1.8 shares of Stock if such shares were subject to Awards other than Options or Stock Appreciation Rights.

(c) Notwithstanding anything to the contrary contained herein, the following shares of Stock shall not be added back to the shares authorized for grant under this Section 3.1: (i) shares of Stock tendered by the Participant or withheld by the Company in payment of the exercise price of an Option, (ii) shares of Stock tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, and (iii) shares of Stock that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR.

(d) To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan.

(e) Notwithstanding the provisions of this Section 3.1 no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during a calendar year shall be 650,000.

ARTICLE 4

ELIGIBILITY AND PARTICIPATION

4.1 Eligibility.

(a) General. Persons eligible to participate in this Plan include Employees, consultants to the Company or any Subsidiary and all members of the Board, as determined by the Committee.

(b) Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

4.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

ARTICLE 5

STOCK OPTIONS

5.1 General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the per share exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b) Time And Conditions Of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, provided that the term of any Option granted under the Plan shall not exceed seven years, and provided further, that in the case of a Non-Qualified Stock Option, such Option shall be exercisable for one year after the date of the Participant’s death. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k).

(d) Evidence Of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2:

(a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the per share exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value on the date of grant.

(b) Expiration Of Option. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

(1) Seven years from the date it is granted, unless an earlier time is set in the Award Agreement.

(2) One year after the date of the Participant’s termination of employment or service on account of Disability or death, unless in the case of death a shorter or longer period is designated in the Award Agreement. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(d) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(e) Transfer Restriction. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (1) two years from the date of grant of such Incentive Stock Option or (2) one year after the transfer of such shares of Stock to the Participant.

(f) Expiration Of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the Expiration Date (as defined in Section 13.2).

(g) Right To Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 6

RESTRICTED STOCK AWARDS

6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

6.2 Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4 Certificates For Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7

STOCK APPRECIATION RIGHTS

7.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

7.2 Coupled Stock Appreciation Rights.

(a) A Coupled Stock Appreciation Right (“CSAR”) shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

(b) A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

(c) A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

7.3 Independent Stock Appreciation Rights.

(a) An Independent Stock Appreciation Right (“ISAR”) shall be unrelated to any Option and shall have a term set by the Committee, which shall not exceed seven years after the date on which the ISAR is granted. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided that the per share exercise price for any ISAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant. An ISAR is exercisable only while the Participant is an Employee, Consultant or Director, provided, however, that the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change of Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise.

(b) An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

7.4 Payment and Limitations on Exercise.

(a) Payment of the amounts determined under Section 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b) To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8

OTHER TYPES OF AWARDS

8.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which may be denominated in a number of shares of Stock or in a dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2 Dividend Equivalents.

(a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.3 Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.4 Restricted Stock Units. Any Participant selected by the Committee may be granted an award of Restricted Stock Units in the manner determined from time to time by the Committee. The number of Restricted Stock Units shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Restricted Stock Unit award will not be issued until the Restricted Stock Unit award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Restricted Stock Units shall have no rights as a Company stockholder with respect to such Restricted Stock Units until such time as the Restricted Stock Units have vested and the Stock underlying the Restricted Stock Units has been issued.

8.5 Term. The term of any Award of Performance Shares, Dividend Equivalents, Stock Payments or Restricted Stock Units shall be set by the Committee in its discretion.

8.6 Exercise or Purchase Price. The Committee may establish the exercise or purchase price of any Award of Performance Shares, Restricted Stock Units or Stock Payments; provided, however, that such price shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable state law.

8.7 Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Dividend Equivalents, Restricted Stock Units and Stock Payments shall only be exercisable or payable while the Participant is an Employee, consultant to the Company or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Dividend Equivalents, Stock Payments or Restricted Stock Units may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change of Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.8 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.9 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

ARTICLE 9

PERFORMANCE-BASED AWARDS

9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3 Procedures With Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10

PROVISIONS APPLICABLE TO AWARDS

10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. No Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution.

10.4 Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.5 Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

ARTICLE 11

CHANGES IN CAPITAL STRUCTURE

11.1 Adjustments. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

11.2 Effect of a Change of Control. If a Change of Control occurs and a Participant’s Awards are not assumed by the surviving or successor entity or its parent or Subsidiary and such successor does not substitute substantially similar awards for those outstanding under the Plan, such Awards shall become fully exercisable and/or payable as applicable, and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change of Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. The Committee shall have sole discretion to determine whether an Award has been assumed by the surviving or successor entity or its parent or Subsidiary or whether such successor has substituted substantially similar awards for those outstanding under the Plan in connection with a Change of Control.

11.3 Outstanding Awards—Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

11.4 Outstanding Awards—Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

11.5 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12

ADMINISTRATION

12.1 Committee. Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more members of the Board each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a Non-Employee Director. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not “outside directors,” within the meaning of Section 162(m) of the Code the authority to grant awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and/or revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

12.2 Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4 Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 13

EFFECTIVE AND EXPIRATION DATE

13.1 Effective Date. The Plan is effective as of the date of its initial adoption by the Board (the “Effective Date”); provided that the Plan has been approved by the Company’s stockholders prior to such date.

13.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the date this Plan is approved by the Board or (ii) the date this Plan is approved by the Company’s stockholders or (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement. Each Award Agreement shall provide that it will expire on the tenth anniversary of the date of grant of the Award to which it relates.

ARTICLE 14

AMENDMENT, MODIFICATION, AND TERMINATION

14.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that, to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required. Notwithstanding any provision in this Plan to the contrary, no Award may be amended to reduce the price per share of the Stock subject to such Award below the exercise or purchase price, as applicable, as of the date the Award is granted without stockholder approval.

14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15

GENERAL PROVISIONS

15.1 No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

15.2 No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

15.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

15.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.5 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her, provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.7 Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.12 Government And Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

APPENDIX

FOR AUSTRIA

1. Application. This Appendix shall apply in relation to Awards granted to Participants residing and providing services in Austria.

2. Definitions. Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

3. Eligible Employees. The Committee´s discretion with respect to Articles 11 and 12 of the Plan shall be exercised in such a way as to comply with Austrian law, in particular with the labour law principle of equal treatment (arbeitsrechtlicher Gleichbehandlungsgrundsatz) and with the prohibition of discrimination (Diskriminierungsverbot).

4. Ex-gratia benefit. The grant of an Award is an ex-gratia benefit (freiwillige Leistung). It is granted without any obligation; and even repeated granting will not create such obligation.

5. Changes in Capital Structure. The Committee´s discretion with respect to any adjustments pursuant to Article 11 will be exercised taking into fair consideration the circumstances why such adjustment is deemed appropriate.

6. Committee’s Decisions. The decisions of the Committee in connection with any interpretation of the Plan or in any dispute relating to an Award or other matters relating to the Plan shall be final and conclusive and binding on the relevant parties. It may only be revised by competent courts.

7. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of Austrian law may be applied.

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

APPENDIX

FOR COSTA RICA

1. Application. This Appendix shall apply in relation to Awards granted to Participants residing and providing services in Costa Rica.

2. Definitions. Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

3. Taxes/Withholding. Each Participant shall be liable for any employer’s Costa Rican taxes or contributions to any government agency, excluding social security obligations, in respect of the grant, exercise, release or assignment of any Award or the acquisition, sale or other disposition of any Stock issued upon exercise of an Award and the Company may require, as a condition of exercise, that any liability it or any Parent or Subsidiary has to account for Costa Rican income or salary taxes or contributions to any governmental agency, excluding social security obligations, or any other federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock under an Award granted pursuant to this Plan be satisfied by any of the following means (in addition to the Company’s or any Parent’s or Subsidiary’s right to withhold from any compensation paid or payable to the Participant an amount sufficient to satisfy such taxes and any withholding obligations) or by a combination of such means: (i) the Participant’s tender of a cash payment in an amount sufficient to satisfy such taxes and any withholding obligations; (ii) the Participant’s authorization of the Company or any Parent or Subsidiary to withhold shares of Stock from the shares of Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Stock under the Award having a Fair Market Value equal to an amount sufficient to satisfy such taxes and any withholding obligations; provided, however, that no shares of Stock will be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) the Participant’s delivery of owned and unencumbered shares of Stock having a Fair Market Value equal to an amount sufficient to satisfy such taxes and any withholding obligations.

4. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of Costa Rican law may be applied.

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

APPENDIX

FOR FRANCE

1. Application. This Appendix shall apply in relation to Awards granted to Participants residing and providing services in France.

2. Definitions. Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

3. Eligible Employees. Options may only be granted to Employees who, on the date of grant of such options, do not own Stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary. Options may not be granted to consultants or Directors. Restricted Stock may not be issued to Employees residing and providing services in France.

4. Date of Grant. The date of grant for purposes of Options granted to Employees residing and providing services in France means the date on which the Committee makes the determination granting the Options to an Employee and determines the number of Options granted and the per share exercise price for the Stock to be issued pursuant to exercise of the Option.

5. Time of Granting of Options.

(a) If the Stock is listed on any established stock exchange or a national market system, Options cannot be granted (i) during the ten (10) trading sessions preceding and following the date on which the consolidated accounts or annual accounts of the Company are published and (ii) during a period (x) starting from the date on which the corporate bodies of the Company become aware of any information which, if published, could significantly affect the Company’s market price and (y) ending at the close of the tenth (10th) trading session following the publication of the information.

(b) If the Stock is listed on any established stock exchange or a national market system, no Option may be granted less than twenty trading sessions after a coupon giving a right to a dividend or to a capital increase has been detached from the shares of Common Stock.

6. Definition of Fair Market Value. The Fair Market Value of a share of Stock shall be determined according to the provisions of the Plan, subject to the following limitations:

(a) If the Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Global Select Market or The Nasdaz Capital Market of The Nasdaq Stock Market, or (b) if the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall in no case be less than eighty per cent (80%) of the average of the closing sales price for a Share as quoted on said stock exchange market during the twenty market trading days prior to the day of the Committee’s decision to grant the Options; or

(b) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Committee in connection with the price held at the time of the last operation affecting the share capital of the Company, unless otherwise decided by the Committee by a well-founded decision, and in consideration of the applicable laws and regulations applicable at this date.

7. Limitations on Exercise and Transfer.

(a) No Option may be exercised prior to the expiration of a minimum period of one year following the date of grant. In addition, the shares of Stock acquired as a result of the exercise of all or part of the Option cannot be transferred by the Participant before the expiration of a three-year period which shall start running as from the expiration of the above mentioned period of one year.

(b) The Stock acquired as a result of the exercise of an Option may however be immediately transferred upon the occurrence of one of the events referred to under Article 91-bis of appendix II to the French General Tax Code, i.e., the dismissal, retirement, invalidity or death of the Participant. In case of dismissal or retirement, the exception to the non-transferability deadline of the Stock shall be subject to the condition that the Option shall have been exercised at least three (3) months before the dismissal or the retirement.

8. Adjustments to Exercise Price. Any adjustment made to the exercise price of an Option and/or the number of Options shall not provide more advantages to the Participant than those which would result from any adjustments that would be made in accordance with the provisions of Article L 225-181 of the French business code (Code de Commerce).

9. Consideration. The consideration to be paid for the Stock to be issued upon exercise of an Option may consist of (a) cash, (b) check, or (c) such other consideration and method of payment for the issuance of Stock to the extent permitted by applicable laws.

10. Nontransferability. Options may not be transferred in any manner. Options may nevertheless be transferred to the heirs of a Participant and exercised by them within a period of six (6) months following the death of such Participant.

11. Ex-gratia benefit. The grant of an Award is an ex-gratia benefit. It is granted without any obligation; and even repeated granting will not create such obligation.

12. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of French law may be applied.

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

APPENDIX

FOR GERMANY

1. Application. This Appendix shall apply in relation to Awards granted to Participants residing and providing services in Germany.

2. Definitions. Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

3. Eligible Employees. The Committee’s discretion with respect to Articles 11 and 12 of the Plan will be exercised in a way complying with German law, in particular with the labour law principle of equal treatment (arbeitsrechtlicher Gleichbehandlungsgrundsatz) and with the prohibition of discrimination (Diskriminierungsverbot).

4. Ex-gratia benefit. The grant of an Award is an ex-gratia benefit (freiwillige Leistung). It is granted without any obligation; and even repeated granting will not create such obligation.

5. Changes in Capital Structure. The Commitee’s discretion with respect to any adjustments pursuant to Article 11 will be exercised taking into fair consideration the circumstances why such adjustment is deemed appropriate.

6. Taxes/Withholding. Capital gains realized upon exercise of an Award are deemed to be a benefit in kind subject to income tax. Such gain is subject to the progressive income tax rate (19.9% to 48.5%) plus a solidarity surcharge of 5.5% thereon. The capital gain realized upon exercise of an option is determined by the difference between the fair market value of the shares at the time the options are exercised and the purchase price. The fair market value is defined on the basis of the prices quoted on the respective stock exchange or, if the shares are not listed, according to the so-called “Stuttgart appraisal formula” for unlisted shares of corporations.

The Company shall deduct wage tax from the gross salary of the Participant. Additionally, the usual social security contributions, up to the relevant maximum amount, have to be paid on the difference between the exercise price and the market value at the time the Award is exercised. If the regular salary of the Participant is not sufficient for the Company to deduct wage tax and pay such tax to the competent tax office, the Company shall request the Participant to pay the tax to the tax office directly. The Company shall inform the tax office of such request.

Capital gains from the sale of Stock are only subject to taxation, (i) if the sale takes place within one year from the purchase or (ii) if the Participant (or the predecessor in the case of a transfer of Stock without consideration), at any time during the five years preceding the sale, directly or indirectly held or holds a participation of 1% or more. Capital gains deriving from a disposal of Stock are tax exempt for Participants if the total gains from private disposal transactions (private Veräußerungsgeschäfte) in the respective calendar year amounts to less than € 512 p.a. and per person. To the extent that capital gains upon sale of Stock are subject to German income tax, 50% of such capital gains are subject to the progressive income tax rate plus a solidarity surcharge of 5.5% thereon.

In principle, 50% of the gross dividends received by Participants will be subject to income tax at the progressive tax rate plus solidarity surcharge. Investment income received by the Participant, including dividends and interest, after deduction of half the income-related expenses in economic connection with the dividends or the standard amount for income-related expenses of € 51 (€ 102 for married couples filing jointly), are tax-free up to the maximum amount of tax-free savings allowances of € 1,550 (or € 3,100 for married couples filing jointly).

7. Insider Dealings. Germany has adopted the EC-Directive on Insider Dealings. Insiders are, among others, persons who by virtue of their position as members of managing or supervisory boards of the issuing company or its subsidiaries or by their profession or work, have knowledge of not publicly known facts which may influence the market value of the securities issued. Insiders are subject to certain restrictions in selling or purchasing such securities or otherwise making use of their insider knowledge. Anyone in breach of those provisions will be liable to imprisonment or fine.

8. Committee’s Decisions. The decisions of the Committee in connection with any interpretation of the Plan or in any dispute relating to an Award or other matters relating to the Plan shall be final and conclusive and binding on the relevant parties. It may only be revised by competent courts.

9. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of German law may be applied.

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

APPENDIX

FOR ITALY

1. Application. This Appendix shall apply in relation to Awards granted to Participants residing and providing services in Italy.

2. Definitions. Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

3. Committee Discretion. The Committee´s discretion with respect to the Plan will be exercised in a way complying with the requirements under Italian law that awards under the Plan be offered on a non-discriminatory basis.

4. Ex-gratia benefit. The grant of an Award is an ex-gratia benefit. It is granted without any obligation; and even repeated granting will not create such obligation.

5. Privacy. The processing of an Participant’s personal data shall be handled in such a manner as to comply with the Italian Data Protection Act.

6. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of Italian law may be applied.

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

APPENDIX

FOR SWEDEN

1. Application. This Appendix shall apply in relation to Awards granted to Participants residing and providing services in Sweden.

2. Definitions. Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

3. Taxes/Withholding. In the Committee’s discretion, each Participant may be liable for any social charges payable by the Participant’s employer in respect of the exercise of an Award and, as a condition of exercise of the Award, any liability that the Company or any Parent or Subsidiary has to account for Swedish social charges or any other federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock pursuant to the Award shall be satisfied by Participant through one or a combination of the following means, in the discretion of the Committee:

(i) the withholding by the Company or any Parent or Subsidiary from any compensation paid or payable to the Participant an amount sufficient to satisfy such social charges and any withholding obligations;

(ii) the Participant’s tender of a cash payment in an amount sufficient to satisfy such social charges and any withholding obligations;

(iii) the Participant’s authorization of the Company or any Parent or Subsidiary to withhold shares of Stock from the shares of Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Stock under the award having a Fair Market Value equal to an amount sufficient to satisfy such social charges and any withholding obligations; provided, however, that no shares of Stock will be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or

(iv) the Participant’s delivery of owned and unencumbered shares of Stock having a Fair Market Value equal to an amount sufficient to satisfy such social charges and any withholding obligations.

Each Participant shall sign a set-off consent regarding the foregoing withholding provisions.

4. Privacy. The processing of a Participant’s personal data shall be handled in such a manner as to comply with the Swedish Data Act.

5. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of Swedish law may be applied.

ARTHROCARE CORPORATION

AMENDED AND RESTATED 2003 INCENTIVE STOCK PLAN

APPENDIX

FOR UNITED KINGDOM

1. Application. This Appendix shall apply in relation to Awards granted to Participants residing and providing services in the United Kingdom.

2. Definitions. Definitions as set out in Article 2 of the Plan are applicable to this Appendix.

3. Taxes/Withholding. In the Committee’s discretion, each Participant may be liable for any employer’s United Kingdom National Insurance Contribution in respect of the grant, exercise, release or assignment of any Award or the acquisition, sale or other disposition of any Stock issued upon exercise of an Award and the Company may require, as a condition of grant, exercise or settlement of an Award, that any liability it or any Parent or Subsidiary has to account for United Kingdom income tax under the Pay As You Earn system and employer or employee National Insurance Contributions or any other federal, state or local tax withholding obligation relating to the exercise or acquisition of Stock under an Award granted pursuant to this Plan be satisfied by any of the following means (in addition to the Company’s or any Parent’s or Subsidiary’s right to withhold from any compensation paid or payable to the Participant an amount sufficient to satisfy such withholding obligations) or by a combination of such means: (i) the Participant’s tender of a cash payment in an amount sufficient to satisfy such withholding obligations; (ii) the Participant’s authorization of the Company or any Parent or Subsidiary to withhold shares of Stock from the shares of Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Stock under the Award having a Fair Market Value equal to an amount sufficient to satisfy such withholding obligations; provided, however, that no shares of Stock will be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) the Participant’s delivery of owned and unencumbered shares of Stock having a Fair Market Value equal to an amount sufficient to satisfy such withholding obligations.

4. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware but mandatory provisions of United Kingdom law may be applied.

ArthroCare Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

May 29, 2008

The stockholders hereby appoint Michael A. Baker and Michael Gluk, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ArthroCare Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. local time on May 29, 2008 at Barton Creek Country Club, 8212 Barton Club Drive, Austin, TX 78735 and any adjournments or postponement thereof. The Company’s principal executive offices are located at 7500 Rialto Blvd., Building Two, Suite 100, Austin, TX 78735.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: This Proxy Statement and the 2007 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS.

IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES

LISTED ON THE REVERSE SIDE, FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ARTHROCARE CORPORATION

THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2 AND 3

Vote on Director 1. To elect as Directors of ArthroCare Corporation the nominees listed below.		For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

01) Michael A. Baker 02) Barbara D. Boyan, PhD. 03) David F. Fitzgerald 04) James G. Foster	05) Terrence E. Geremski 06) Tord B. Lendau 07) Peter L. Wilson	☐	☐	☐	________________________

Vote on Proposals	For	Against	Abstain

2.      To approve the amendment to of the Company’s 2003 Amended and Restated Incentive Stock Plan to, among other modifications, increase the number of shares of common stock reserved for issuance thereunder by 1,200,000.

	☐	☐	☐
3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent accountants for the 2008 fiscal year.	☐	☐	☐

In their discretion, the proxies named on the front of this card are authorized to vote upon such other matters as may properly come before the 2008 Annual Meeting and at any adjournment or postponement thereof, and for the election of a person to serve as director if any of the above nominees are unable to serve.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date